UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES



Investment Company Act file number: 811-7852

Exact name of registrant as specified in charter:  USAA MUTUAL FUNDS TRUST

Address of principal executive offices and zip code: 9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Name and address of agent for service:               MARK S. HOWARD
                                                     USAA MUTUAL FUNDS TRUST
                                                     9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Registrant's telephone number, including area code:  (210) 498-0226

Date of fiscal year end:   MAY 31

Date of reporting period:  MAY 31, 2008



ITEM 1. REPORT TO STOCKHOLDERS.
USAA MUTUAL FUNDS TRUST - ANNUAL REPORT FOR PERIOD ENDING MAY 31, 2008

[LOGO OF USAA]
   USAA(R)

                                  USAA EMERGING
                                         MARKETS Fund

                                              [GRAPHIC OF EMERGING MARKETS FUND]

                            A n n u a l  R e p o r t

--------------------------------------------------------------------------------
    MAY 31, 2008

--------------------------------------------------------------------------------

                     IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's set rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. If you wish to make such an election, please call USAA Investment Management Company at
(800) 531-USAA (8722).

If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

--------------------------------------------------------------------------------

Table of CONTENTS
--------------------------------------------------------------------------------

MESSAGE FROM THE PRESIDENT                                                    2

MANAGERS' COMMENTARY                                                          4

FUND RECOGNITION                                                              9

INVESTMENT OVERVIEW                                                          10

FINANCIAL INFORMATION

    Distributions to Shareholders                                            13

    Report of Independent Registered Public Accounting Firm                  14

    Portfolio of Investments                                                 15

    Notes to Portfolio of Investments                                        31

    Financial Statements                                                     33

    Notes to Financial Statements                                            36

EXPENSE EXAMPLE                                                              50

ADVISORY AGREEMENTS                                                          52

TRUSTEES' AND OFFICERS' INFORMATION                                          60

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA INVESTMENT MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2008, USAA. All rights reserved.

2

 M E S S A G E
==============------------------------------------------------------------------
               from the PRESIDENT

                                                       "

 [PHOTO OF CHRISTOPHER W. CLAUS]       ...FOR THOSE WITH MONEY TO INVEST,
                                         THERE STILL ARE SOME BARGAINS.

                                                       "
                                                                       June 2008
--------------------------------------------------------------------------------

The last 12 months have not been for the faint of heart. The decline of the U.S. housing market and the subprime lending meltdown created a liquidity crisis that brought the U.S. fixed-income market to a virtual standstill. In an effort to stave off recession, the Federal Reserve Board (the Fed) slashed short-term interest rates and took a few creative initiatives - such as opening its discount window to investment banks - to seek to inject liquidity into the financial system, which culminated in JPMorgan Chase & Co.'s rescue of Bear Stearns through a takeover.

The Fed's accomplishment, however, came at a cost. The central bank had to choose: Manage inflation or stabilize the economy and financial system. In my opinion, the Fed's actions improved market confidence, returned some liquidity and normalcy to the fixed-income markets, and potentially averted a potent recession. But I believe that we now face the prospect of stagflation - inflation without economic growth. Commodity prices, particularly food and energy, have increased steadily; at the time of this writing, oil was above $135 a barrel, while prices at the pump had climbed higher than $4 a gallon, on average.

Meanwhile, the U.S. economy continues to struggle with increased unemployment, a decline in home equity, and generally lower stock prices. Consumer confidence is low, and we still are engaged in a long, difficult war on terrorism.

Is it any wonder that investors are feeling a bit anxious? And yet, there are some interesting opportunities:

o In the fixed-income markets (the most challenging I've seen), many high-quality bond prices were crushed by panic selling and lack of liquidity. But I believe there are some exceptional buying opportunities in the U.S. corporate and tax-exempt bond markets, especially for investors seeking income.

o U.S. large-cap stocks look attractive relative to international stocks, but patience is essential. Large-caps' intrinsic value is unlikely to be reflected in share prices until there is conviction in the markets that housing has bottomed, the U.S. economy has regained its footing, and corporate earnings have improved. For long-term investors, dollar-cost averaging is a prudent way to invest in the current environment.

 . . . C O N T I N U E D
========================--------------------------------------------------------

o In my view, the emerging markets still have room to appreciate. Many have home-grown middle classes and vibrant local economies. Nevertheless, with returns always comes risk, and I expect volatility to be ever-present.

o The precious metals and minerals segment also offers value. I am particularly proud of USAA's Precious Metals and Minerals Fund, which was named the "Best Fund Over 10 Years" for Consistently Strong Risk-Adjusted Returns in the Gold Oriented Funds category for the 10-year period ended December 31, 2007, by Lipper Inc. The Fund was ranked No. 1 among 24 Gold Oriented Funds for that period. For the three- and five-year periods, the Fund was ranked 6 out of 50 and 2 out of 44 funds in the category, respectively. We are delighted to be offering our membership such a proven performer.

Whatever happens in the months ahead, I believe the fixed-income markets have turned the corner. For those with money to invest, there still are some bargains. For investors who can bide their time, a rebound in stock prices - while not imminent - is on the horizon.

Rest assured that we will keep working hard on your behalf - offering some of the industry's top investment talent, top-notch service, and pure no-load mutual funds. From all of us here, thank you for your business and the opportunity to serve your investment needs.

Sincerely,

/S/ CHRISTOPHER W. CLAUS

Christopher W. Claus
President and Vice Chairman of the Board
USAA Mutual Funds Trust

FOREIGN AND PRECIOUS METALS AND MINERALS INVESTING ARE SUBJECT TO ADDITIONAL RISKS, SUCH AS CURRENCY FLUCTUATIONS, MARKET ILLIQUIDITY, AND POLITICAL INSTABILITY. o SYSTEMATIC INVESTMENT PLANS DO NOT ASSURE A PROFIT OR PROTECT AGAINST LOSS IN DECLINING MARKETS. DOLLAR-COST AVERAGING INVOLVES CONTINUOUS INVESTMENT IN SECURITIES REGARDLESS OF FLUCTUATING PRICE LEVELS OF SUCH SECURITIES. INVESTORS SHOULD CONSIDER THEIR FINANCIAL ABILITY TO CONTINUE PURCHASES THROUGH PERIODS OF LOW PRICE LEVELS.

THE LIPPER FUND AWARDS PROGRAM HIGHLIGHTS FUNDS THAT HAVE EXCELLED IN DELIVERING CONSISTENTLY STRONG RISK-ADJUSTED PERFORMANCE, RELATIVE TO PEERS. THE LIPPER FUND AWARDS ARE AWARDED TO FUNDS IN 21 COUNTRIES IN ASIA, EUROPE, AND THE AMERICAS. LIPPER DESIGNATES AWARD-WINNING FUNDS IN MOST INDIVIDUAL CLASSIFICATIONS FOR THE THREE-, FIVE-, AND 10-YEAR PERIODS. IN ADDITION, THE LIPPER FUND AWARDS PROGRAM SPOTLIGHTS FUND FAMILIES WITH HIGH AVERAGE SCORES FOR ALL FUNDS WITHIN A PARTICULAR ASSET CLASS OR OVERALL. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. MORE INFORMATION IS AVAILABLE AT WWW.LIPPERLEADERS.COM. LIPPER LEADER COPYRIGHT 2008, REUTERS, ALL RIGHTS RESERVED.

4

 M A N A G E R S '
==================--------------------------------------------------------------
                   COMMENTARY on the Fund

The Boston Company Asset Management, LLC
   KIRK HENRY, CFA

   CAROLYN KEDERSHA, CFA, CPA

   MICHELLE CHAN, CFA

   WARREN SKILLMAN

Batterymarch Financial Management, Inc.
   DAVID W. LAZENBY, CFA

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

         For the one-year period ended May 31, 2008, the USAA Emerging Markets Fund had a total return of 18.78%. This compares to returns of 16.95% for the Lipper Emerging Markets Funds Index and 21.67% for the Morgan Stanley Capital International (MSCI) Emerging Markets Index.

         The Fund's co-manager strategy proved beneficial. For the full reporting year, the portion of the Fund managed by Batterymarch Financial Management, Inc. (Batterymarch) significantly outperformed the MSCI Emerging Markets Index. However, later in the period, volatile markets favored the strict valuation discipline of The Boston Company Asset Management, LLC (The Boston Company).

WHAT LED TO THE STRONG PERFORMANCE IN THE BATTERYMARCH PORTION OF THE FUND COMPARED TO THE MSCI EMERGING MARKETS INDEX?

         As always, individual stock selection was a primary driver. However, there also was a meaningful contribution from asset allocation as the Batterymarch team moved away from China toward the end of that market's tremendous run in late October. The China component of this index fell 43% from October 31 to March 21 before rising once again.

         PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

         REFER TO PAGE 11 FOR BENCHMARK DEFINITIONS.

         FOREIGN INVESTING IS SUBJECT TO ADDITIONAL RISKS, SUCH AS CURRENCY FLUCTUATIONS, MARKET ILLIQUIDITY, AND POLITICAL INSTABILITY.

 . . . C O N T I N U E D
========================--------------------------------------------------------

IN WHAT COUNTRIES WAS BATTERYMARCH'S STOCK SELECTION PARTICULARLY STRONG?

         Relative to the index, stock selection was particularly effective for this portion of the Fund in the larger countries, especially South Korea and South Africa. The red-hot Brazilian market also was a meaningful contributor, more a result of an overweight than stock selection. Russia was another big market where stock selection helped, as did the fact that we moved to an overweight when China and India got expensive. Russia then made a strong upward move because of its heavy oil component.

WHAT COUNTRIES WERE INDEX-RELATIVE DETRACTORS?

         Turkey and India were among the most difficult markets for the Batterymarch portion of the Fund. Turkey is among the most volatile but least expensive markets in terms of price-to-earnings ratios, and it experienced a correction during the reporting year. We at Batterymarch believed that the correction in Turkey was overdone, and this portion of the Fund remained overweight as of the end of the period. The Indian market lagged the MSCI Emerging Markets Index, and our stock selection wasn't particularly good. We were also hurt by not owning Indonesia's biggest stock, which proved to be that market's biggest gainer.

WHAT'S BATTERYMARCH'S OUTLOOK AND POSITIONING NOW?

         While valuations are roughly in line with those in developed markets, the Batterymarch team believes the corporate earnings expectations and relative financial positions of many emerging market countries remain attractive. Earnings growth is about 33% higher in emerging markets, and analysts' earnings revisions still are broadly positive, while those in the developed markets have been negative for some time. In addition, debt-to-equity ratios still are attractive relative to those of companies in developed markets, indicating that better growth prospects come with stronger balance

6

 . . . C O N T I N U E D
========================--------------------------------------------------------
                         COMMENTARY on the Fund

         sheets and less leverage. However, it's important to differentiate between countries where there is meaningful commodity exposure - such as Russia, South Africa, and Brazil - and those that tend to depend more on exports to developed markets, including China, Taiwan, South Korea, and Mexico.

         We expect that materials demand will remain strong, so the Batterymarch portion of the Fund is overweight with a focus on steel and iron ore. Today's high oil prices probably aren't sustainable, so we are underweight in energy and have taken profits on construction and infrastructure companies.

         On a country level, we've cut our exposure to Brazil but are still slightly overweight. Our biggest country overweights relative to the index are in Russia, Turkey, Mexico, and South Africa, and our biggest underweight is in Taiwan, although we're looking to add to holdings in the wake of the recent elections there.

WHAT DROVE PERFORMANCE IN THE BOSTON COMPANY'S PORTION OF THE FUND?

         For the full reporting year, positions in South Africa and China were detractors for The Boston Company's portion of the Fund. In South Africa, our valuation discipline led us to be underweight in metals and mining stocks, which were the only area of the market that did well. Runaway inflation, rising interest rates and consumer loan defaults, power outages, and domestic political problems hurt the domestic-oriented stocks in South Africa. However, we remain overweight, because the longer-term trends there are very positive, and valuations in the noncommodity areas of the market are compelling, in our opinion.

         In China, The Boston Company positioned its portion of the Fund in more defensive areas of the market such as utilities and consumer discretionary stocks, and tended not to own the banks, industrials, and materials stocks that led the market for the full year.

 . . . C O N T I N U E D
========================--------------------------------------------------------

         We note, however, that relative performance in China for this portion of the Fund improved substantially following the October highs.

         In terms of industry sector performance, our avoidance of what we consider to be overvalued stocks related to speculation in commodities was a substantial detractor. In addition to South Africa, this was especially evident in Brazil. We don't see the speculative market for oil and metals as sustainable.

WHAT WERE POSITIVE PERFORMANCE FACTORS IN THE BOSTON COMPANY'S PORTION OF THE FUND?

         The Boston Company's portion of the Fund benefited from an overweight in Taiwan, a tech-heavy market that had a big rebound when a party in favor of more amicable relations with China was elected. With production capacity reduced and demand stabilized, select technology names in Taiwan still have our confidence.

         Stock selection was good in India; this portion of the Fund avoided software developers during the time they were hit by the rupee's appreciation relative to the dollar. We are adding exposure to the group, because valuations have come down and the government has extended the tax holiday.

         Mexico was another strong market for this portion of the Fund because The Boston Company team avoided many of the high-growth stocks that basically fell apart during the reporting year, especially the real estate developers and companies that are dependent on remittances from the United States.

WHAT ARE THE BOSTON COMPANY'S OUTLOOK AND POSITIONING NOW?

         Our biggest overweight is in South Korea, where valuations are compelling following a sell-off caused by the strong currency and

8

 . . . C O N T I N U E D
========================--------------------------------------------------------
                         COMMENTARY on the Fund

         the country's status as a big exporter to the United States. We think the sell-off was overdone and are focusing this portion of the Fund on companies with exposure to the strong consumer class.

         Our biggest underweight is in Brazil, largely due to our caution in terms of the speculation in metals and materials as well as our view that bank stocks have become too expensive.

         Overall, we remain cautious in the short-term, fearing that there could be another wave of pressure on markets, especially if the steam goes out of commodity prices. We are keeping a close eye on countries where food-price inflation is or could have a big impact on consumer spending. We think our strict valuation discipline will continue to serve shareholders well, and our long-term view on emerging markets is extremely positive.

         From everyone at Batterymarch and The Boston Company, we thank you for your investment in the Fund.

 F U N D
=============-------------------------------------------------------------------
              RECOGNITION

USAA EMERGING MARKETS FUND

                             LIPPER LEADER (OVERALL)

                                       [5]
                                       TAX
                                   EFFICIENCY

The Fund is listed as a Lipper Leader for Tax Efficiency among 194 funds within the Lipper Emerging Markets category for the overall period ended May 31, 2008. The Fund received a Lipper Leader rating for Tax Efficiency among 194, 171, and 96 funds for the three-, five-, and 10-year periods, respectively. Lipper ratings for Tax Efficiency reflect funds' historical success in postponing taxable distributions relative to peers as of May 31, 2008. Tax efficiency offers no benefit to investors in tax-sheltered accounts such as 401(k) plans.

RATINGS ARE SUBJECT TO CHANGE EVERY MONTH AND ARE BASED ON AN EQUAL-WEIGHTED AVERAGE OF PERCENTILE RANKS FOR THE TAX EFFICIENCY METRICS OVER THREE-, FIVE-, AND 10-YEAR PERIODS (IF APPLICABLE). THE HIGHEST 20% OF FUNDS IN EACH PEER GROUP ARE NAMED LIPPER LEADERS, THE NEXT 20% RECEIVE A SCORE OF 4, THE MIDDLE 20% ARE SCORED 3, THE NEXT 20% ARE SCORED 2, AND THE LOWEST 20% ARE SCORED 1.* LIPPER RATINGS ARE NOT INTENDED TO PREDICT FUTURE RESULTS, AND LIPPER DOES NOT GUARANTEE THE ACCURACY OF THIS INFORMATION. MORE INFORMATION IS AVAILABLE AT WWW.LIPPERLEADERS.COM. LIPPER LEADER COPYRIGHT 2008, REUTERS, ALL RIGHTS RESERVED.

*EFFECTIVE NOVEMBER 7, 2007, THE LIPPER LEADERS RATING SYSTEM CHANGED THE NUMERIC ORGANIZATION OF ITS LIPPER LEADER CLASSIFICATIONS. WHILE THE FORMULAS AND UNDERLYING METHODOLOGY REMAIN THE SAME, THE HIGHEST 20% NOW ARE RATED 5, OR LIPPER LEADERS, AND THE LOWEST 20% ARE RATED 1 FOR EACH MEASURE. PREVIOUSLY, A RATING OF 5 WAS CONSIDERED THE LOWEST RATING AND 1 WAS CONSIDERED THE HIGHEST, OR A LIPPER LEADER.

10

 I N V E S T M E N T
====================------------------------------------------------------------
                     OVERVIEW

USAA EMERGING MARKETS FUND (Ticker Symbol: USEMX)

OBJECTIVE
--------------------------------------------------------------------------------

         Capital appreciation.

TYPES OF INVESTMENTS
--------------------------------------------------------------------------------

         Invests at least 80% of the Fund's assets in equity securities of emerging market companies.

--------------------------------------------------------------------------------
                                        5/31/08                      5/31/07
--------------------------------------------------------------------------------
Net Assets                           $622.4 Million               $445.4 Million
Net Asset Value Per Share                $24.47                       $22.67

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/08
--------------------------------------------------------------------------------

1 YEAR                               5 YEARS                            10 YEARS
18.78%                               30.68%                              12.09%


----------------------------
        EXPENSE RATIO*
----------------------------
1.66%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

* THE EXPENSE RATIO REPRESENTS THE TOTAL ANNUAL OPERATING EXPENSES INCLUDING ANY ACQUIRED FUND FEES AND EXPENSES, BEFORE REDUCTIONS OF ANY EXPENSES PAID INDIRECTLY, AS REPORTED IN THE FUND'S PROSPECTUS DATED OCTOBER 1, 2007, AND IS CALCULATED AS A PERCENTAGE OF AVERAGE NET ASSETS. IMCO HAS VOLUNTARILY AGREED TO LIMIT THE FUND'S TOTAL ANNUAL OPERATING EXPENSES TO 1.80%, BEFORE REDUCTIONS OF ANY EXPENSES PAID INDIRECTLY AND EXCLUDING ANY ACQUIRED FUND FEES AND EXPENSES AND BROKERAGE COMMISSIONS, AND TO REIMBURSE THE FUND FOR EXPENSES IN EXCESS OF THIS AMOUNT. IMCO CAN MODIFY OR TERMINATE THIS ARRANGEMENT AT ANY TIME. IF THE FUND'S TOTAL ANNUAL OPERATING EXPENSE RATIO IS LOWER THAN 1.80%, THE FUND WILL OPERATE AT THE LOWER EXPENSE RATIO. THESE EXPENSE RATIOS MAY DIFFER FROM THE EXPENSE RATIOS DISCLOSED IN THE FINANCIAL HIGHLIGHTS.

TOTAL RETURN MEASURES THE PRICE CHANGE IN A SHARE ASSUMING THE REINVESTMENT OF ALL NET INVESTMENT INCOME AND REALIZED CAPITAL GAIN DISTRIBUTIONS. THE TOTAL RETURNS QUOTED DO NOT REFLECT ADJUSTMENTS MADE TO THE ENCLOSED FINANCIAL STATEMENTS IN ACCORDANCE WITH U.S. GENERALLY ACCEPTED ACCOUNTING PRINCIPLES OR THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

 . . . C O N T I N U E D
========================--------------------------------------------------------

                        CUMULATIVE PERFORMANCE COMPARISON

                   [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                  MSCI EMERGING            LIPPER EMERGING           USAA EMERGING
                  MARKETS INDEX          MARKETS FUNDS INDEX          MARKETS FUND
05/31/98           $10,000.00                $10,000.00                $10,000.00
06/30/98             8,951.04                  9,052.01                  9,031.18
07/31/98             9,234.84                  9,328.00                  9,200.24
08/31/98             6,564.68                  6,655.16                  6,234.59
09/30/98             6,981.11                  6,904.90                  6,672.70
10/31/98             7,716.24                  7,568.17                  7,638.78
11/30/98             8,357.98                  8,076.52                  8,043.19
12/31/98             8,236.86                  7,975.54                  8,054.42
01/31/99             8,103.96                  7,813.68                  7,852.22
02/28/99             8,182.79                  7,746.61                  7,796.05
03/31/99             9,261.20                  8,609.75                  8,571.16
04/30/99            10,407.01                  9,805.79                  9,761.91
05/31/99            10,346.46                  9,687.40                  9,537.24
06/30/99            11,520.70                 10,775.34                 10,559.49
07/31/99            11,207.74                 10,507.23                 10,320.05
08/31/99            11,309.71                 10,390.92                 10,161.62
09/30/99            10,926.96                 10,021.89                  9,686.36
10/31/99            11,159.63                 10,323.51                  9,901.36
11/30/99            12,160.25                 11,462.25                 10,727.42
12/31/99            13,706.79                 13,475.98                 12,277.69
01/31/00            13,788.49                 13,319.75                 12,017.42
02/29/00            13,970.59                 13,716.16                 12,424.79
03/31/00            14,038.77                 13,756.85                 12,402.16
04/30/00            12,708.00                 12,260.23                 10,817.94
05/31/00            12,182.63                 11,607.66                 10,161.62
06/30/00            12,611.76                 12,183.23                 10,704.78
07/31/00            11,963.14                 11,686.15                 10,216.44
08/31/00            12,021.96                 11,806.90                 10,352.36
09/30/00            10,972.25                 10,678.51                  9,434.92
10/31/00            10,176.73                  9,881.28                  8,868.60
11/30/00             9,286.86                  8,988.08                  7,973.81
12/31/00             9,511.16                  9,312.52                  8,358.91
01/31/01            10,820.84                 10,391.47                  9,140.43
02/28/01             9,973.56                  9,585.70                  8,358.91
03/31/01             8,993.96                  8,671.28                  7,611.36
04/30/01             9,438.37                  9,114.33                  7,962.48
05/31/01             9,551.03                  9,364.96                  8,109.73
06/30/01             9,354.97                  9,201.60                  7,996.46
07/31/01             8,763.83                  8,630.97                  7,577.38
08/31/01             8,677.38                  8,518.43                  7,305.55
09/30/01             7,334.30                  7,302.87                  6,388.11
10/31/01             7,789.46                  7,686.22                  6,705.25
11/30/01             8,602.71                  8,447.59                  7,237.59
12/31/01             9,285.55                  8,986.77                  7,874.58
01/31/02             9,600.22                  9,341.10                  8,260.93
02/28/02             9,757.93                  9,550.05                  8,522.28
03/31/02            10,345.88                 10,073.10                  9,090.43
04/30/02            10,412.03                 10,196.16                  9,101.79
05/31/02            10,246.13                 10,102.37                  9,010.89
06/30/02             9,477.45                  9,363.99                  8,340.47
07/31/02             8,756.63                  8,664.14                  7,635.96
08/31/02             8,891.55                  8,735.21                  7,726.87
09/30/02             7,932.23                  7,859.25                  6,897.36
10/31/02             8,446.94                  8,234.09                  7,147.35
11/30/02             9,028.37                  8,788.02                  7,647.32
12/31/02             8,728.40                  8,570.84                  7,476.88
01/31/03             8,690.40                  8,521.19                  7,385.97
02/28/03             8,455.84                  8,320.20                  7,181.44
03/31/03             8,216.08                  8,051.90                  6,976.90
04/30/03             8,947.91                  8,827.72                  7,647.32
05/31/03             9,590.11                  9,462.50                  8,215.48
06/30/03            10,136.69                  9,938.83                  8,613.18
07/31/03            10,771.53                 10,393.80                  9,090.43
08/31/03            11,494.51                 11,088.21                  9,556.31
09/30/03            11,578.78                 11,334.15                  9,772.21
10/31/03            12,564.10                 12,217.01                 10,510.81
11/30/03            12,718.50                 12,398.28                 10,703.98
12/31/03            13,640.54                 13,451.72                 11,442.58
01/31/04            14,124.99                 13,836.34                 11,794.83
02/29/04            14,776.57                 14,457.41                 12,306.17
03/31/04            14,966.44                 14,651.31                 12,385.71
04/30/04            13,742.82                 13,496.57                 11,624.39
05/31/04            13,560.64                 13,233.19                 11,431.22
06/30/04            13,533.70                 13,301.14                 11,578.93
07/31/04            13,294.39                 13,105.93                 11,408.49
08/31/04            13,850.90                 13,615.20                 11,749.38
09/30/04            14,650.88                 14,413.58                 12,306.17
10/31/04            15,001.87                 14,853.43                 12,612.97
11/30/04            16,391.42                 16,074.95                 13,760.64
12/31/04            17,180.53                 16,907.96                 14,439.86
01/31/05            17,234.91                 16,968.07                 14,302.78
02/28/05            18,748.28                 18,382.89                 15,388.05
03/31/05            17,513.13                 17,132.98                 14,314.20
04/30/05            17,046.35                 16,713.71                 14,028.60
05/31/05            17,646.52                 17,230.81                 14,382.74
06/30/05            18,255.66                 17,802.78                 14,919.67
07/31/05            19,547.39                 19,031.72                 15,856.43
08/31/05            19,723.36                 19,327.64                 15,924.98
09/30/05            21,562.48                 21,017.99                 17,193.03
10/31/05            20,153.69                 19,750.62                 15,993.52
11/30/05            21,822.36                 21,230.96                 17,113.07
12/31/05            23,115.07                 22,428.87                 18,128.22
01/31/06            25,710.88                 25,010.43                 19,773.10
02/28/06            25,686.39                 24,864.06                 19,784.61
03/31/06            25,916.65                 25,201.45                 20,187.20
04/30/06            27,765.95                 26,986.69                 21,533.01
05/31/06            24,863.14                 24,019.52                 19,347.50
06/30/06            24,810.46                 23,900.54                 19,232.48
07/31/06            25,181.52                 24,414.27                 19,347.50
08/31/06            25,835.70                 25,079.15                 19,750.10
09/30/06            26,052.86                 25,265.78                 20,095.18
10/31/06            27,291.32                 26,585.35                 21,003.89
11/30/06            29,324.32                 28,332.29                 22,499.24
12/31/06            30,647.45                 29,621.71                 23,450.84
01/31/07            30,329.96                 29,479.80                 23,322.95
02/28/07            30,154.27                 29,203.21                 23,032.28
03/31/07            31,366.64                 30,316.43                 23,834.52
04/30/07            32,823.25                 31,752.65                 24,776.27
05/31/07            34,457.50                 33,461.41                 26,357.49
06/30/07            36,087.34                 34,626.75                 27,322.50
07/31/07            38,010.11                 35,882.04                 28,450.28
08/31/07            37,214.79                 35,104.25                 27,961.96
09/30/07            41,327.45                 38,509.73                 30,298.90
10/31/07            45,939.54                 42,618.70                 33,321.82
11/30/07            42,685.89                 39,999.96                 31,112.77
12/31/07            42,838.38                 40,360.44                 31,331.99
01/31/08            37,504.95                 35,903.06                 28,530.15
02/29/08            40,286.92                 37,470.11                 29,694.39
03/31/08            38,158.61                 35,724.41                 28,504.56
04/30/08            41,261.47                 38,426.62                 30,769.06
05/31/08            42,038.89                 39,134.46                 31,306.40

                                    [END CHART]

            DATA FROM 5/31/98 THROUGH 5/31/08.

         The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Emerging Markets Fund to the following benchmarks:

            o The Morgan Stanley Capital International (MSCI) Emerging Markets Index is an unmanaged free-float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

            o The unmanaged Lipper Emerging Markets Funds Index tracks the total return performance of the 30 largest funds within the Lipper Emerging Markets Funds category.

         PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE CUMULATIVE PERFORMANCE QUOTED DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

12

 . . . C O N T I N U E D
========================--------------------------------------------------------
                         OVERVIEW

------------------------------------------------------
            TOP 10 INDUSTRIES AS OF 5/31/08
                   (% of Net Assets)
------------------------------------------------------

Diversified Banks                                14.1%

Integrated Oil & Gas                             13.5%

Wireless Telecommunication Services               7.2%

Steel                                             5.8%

Semiconductors                                    4.6%

Integrated Telecommunication Services             4.5%

Diversified Metals & Mining                       4.0%

Oil & Gas Refining & Marketing                    2.4%

Electric Utilities                                1.8%

Automobile Manufacturers                          1.6%
------------------------------------------------------

------------------------------------------------------
         TOP 10 EQUITY HOLDINGS AS OF 5/31/08
                   (% of Net Assets)
------------------------------------------------------

OAO Gazprom ADR                                  4.6%

Petroleo Brasileiro S.A. ADR                     4.3%

Samsung Electronics Co. Ltd.                     2.8%

Companhia Vale Do Rio Doce ADR                   1.8%

LUKoil Holdings ADR                              1.8%

Reliance Industries Ltd. GDR                     1.6%

China Mobile Ltd.                                1.5%

America Movil S.A. de C.V. ADR "L"               1.1%

State Bank of India Ltd. GDR                     1.1%

SASOL Ltd.                                       1.0%
------------------------------------------------------

                                ASSET ALLOCATION
                                     5/31/08

                         [PIE CHART OF ASSET ALLOCATION]

Brazil                                                                 15.0%
South Korea                                                            13.2%
China                                                                  10.1%
Russia                                                                 10.1%
Taiwan                                                                  8.9%
South Africa                                                            7.6%
India                                                                   5.6%
Mexico                                                                  5.4%
Other*                                                                 25.9%

                                  [END CHART]

         *INCLUDES COUNTRIES WITH LESS THAN 3% OF PORTFOLIO, MONEY MARKET
          INSTRUMENTS (6.4%), AND SHORT-TERM INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES LOANED (1.9%).

         PERCENTAGES ARE OF THE NET ASSETS OF THE FUND AND MAY NOT EQUAL 100%.

         YOU WILL FIND A COMPLETE LIST OF SECURITIES THAT THE FUND OWNS ON PAGES 15-30.

 D I S T R I B U T I O N S
==========================------------------------------------------------------
                           to SHAREHOLDERS

USAA EMERGING MARKETS FUND

         The following federal tax information related to the Fund's fiscal year ended May 31, 2008, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2009.

         For the fiscal year ended May 31, 2008, the Fund hereby designates 100%, or the maximum amount allowable, of its net taxable income as qualified dividends taxed at individual net capital gains rates.

         Pursuant to Section 852 of the Internal Revenue Code, as amended, the Fund hereby designates $29,542,000 as long-term capital gains for the fiscal year ended May 31, 2008.

         The Fund has elected under Section 853 of the Internal Revenue Code to pass through the credit for taxes paid in foreign countries. The gross income derived from foreign sources and foreign taxes paid during the fiscal year ended May 31, 2008, by the Fund are $15,248,000 and $436,000, respectively.

         For the fiscal year ended May 31, 2008, certain dividends paid by the Fund qualify as interest-related dividends. The Fund designates $342,000 as qualifying interest income.

14

 R E P O R T  O F  I N D E P E N D E N T  R E G I S T E R E D
========================--------------------------------------------------------
                         Public ACCOUNTING Firm

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA EMERGING MARKETS FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA Emerging Markets Fund (one of the portfolios constituting USAA Mutual Funds Trust) (the "Fund") as of May 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Emerging Markets Fund at May 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /S/ ERNST & YOUNG LLP

San Antonio, Texas
July 16, 2008

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS

USAA EMERGING MARKETS FUND
MAY 31, 2008

                                                                                                  MARKET
     NUMBER                                                                                        VALUE
  OF SHARES   SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              EQUITY SECURITIES (92.5%)

              COMMON STOCKS (83.4%)

              CONSUMER DISCRETIONARY (6.6%)
              -----------------------------
              APPAREL & ACCESSORIES & LUXURY GOODS (0.1%)
  5,376,000   Bosideng International Holdings Ltd.*                                             $    964
                                                                                                --------
              AUTO PARTS & EQUIPMENT (0.6%)
    125,100   Halla Climate Control Corp.                                                          1,336
     29,075   Hyundai Mobis                                                                        2,591
                                                                                                --------
                                                                                                   3,927
                                                                                                --------
              AUTOMOBILE MANUFACTURERS (1.6%)
  6,770,000   Brilliance China Automotive Holdings Ltd.*                                           1,050
  1,164,360   China Motor Corp. Ltd.                                                                 913
  2,257,800   Denway Motors Ltd.                                                                   1,056
     43,001   Hyundai Motor Co. Ltd.                                                               3,507
    100,000   Kia Motors Corp.*                                                                    1,184
    146,862   Mahindra & Mahindra Ltd. GDR(a)                                                      2,081
     91,200   Proton Holdings Berhad*                                                                 94
                                                                                                --------
                                                                                                   9,885
                                                                                                --------
              BROADCASTING & CABLE TV (0.3%)
    537,500   ABS-CBN Broadcasting Corp. PDR                                                         307
     53,700   Grupo Televisa S.A. de C.V. ADR                                                      1,407
                                                                                                --------
                                                                                                   1,714
                                                                                                --------
              CONSUMER ELECTRONICS (0.5%)
     22,700   LG Electronics, Inc.                                                                 3,151
                                                                                                --------
              DEPARTMENT STORES (0.4%)
      6,989   Lotte Shopping Co. Ltd.                                                              2,355
     92,600   New World Department Store China Ltd.*                                                  94
                                                                                                --------
                                                                                                   2,449
                                                                                                --------
              EDUCATIONAL SERVICES (0.2%)
      4,000   Megastudy Co. Ltd.                                                                   1,390
                                                                                                --------
              FOOTWEAR (0.3%)
    148,400   Grendene S.A.                                                                        1,622
                                                                                                --------

16

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA EMERGING MARKETS FUND
MAY 31, 2008

                                                                                                  MARKET
     NUMBER                                                                                        VALUE
  OF SHARES   SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              HOME FURNISHINGS (0.3%)
    179,050   JD Group Ltd.                                                                     $    706
    458,997   Steinhoff International Holdings Ltd.                                                1,182
                                                                                                --------
                                                                                                   1,888
                                                                                                --------
              HOMEBUILDING (0.8%)
    228,600   Desarrolladora Homex S.A. de C.V.*                                                   2,661
      2,400   Gafisa S.A. ADR                                                                        107
     80,000   PIK Group GDR*                                                                       2,504
                                                                                                --------
                                                                                                   5,272
                                                                                                --------
              HOTELS, RESORTS, & CRUISE LINES (0.2%)
  1,102,500   Resorts World Berhad                                                                 1,109
                                                                                                --------
              HOUSEWARES & SPECIALTIES (0.2%)
    913,876   Turk Sise ve Cam Fabrikalari A.S.*                                                   1,275
                                                                                                --------
              RESTAURANTS (0.2%)
    748,100   Alsea de Mexico S.A.B. de C.V.*                                                        979
                                                                                                --------
              TEXTILES (0.7%)
    704,000   Nien Hsing Textile Co. Ltd.                                                            460
  1,837,500   Texwinca Holdings Ltd.                                                               1,483
  2,089,500   Weiqiao Textile Co. Ltd. "H"                                                         2,212
                                                                                                --------
                                                                                                   4,155
                                                                                                --------
              TIRES & RUBBER (0.2%)
    137,040   Kumho Tire Co., Inc.                                                                 1,357
                                                                                                --------
              Total Consumer Discretionary                                                        41,137
                                                                                                --------
              CONSUMER STAPLES (4.0%)
              -----------------------
              AGRICULTURAL PRODUCTS (1.0%)
  1,657,800   Chaoda Modern Agriculture Holdings Ltd.                                              2,333
 11,090,900   Charoen Pokphand Foods Public Co. Ltd.(b)                                            1,427
    824,000   China Agri-Industries Holdings Ltd.*                                                   590
  3,342,500   Global Bio-chem Technology Group Co. Ltd.                                            1,426
     25,200   SLC Agricola S.A.                                                                      488
                                                                                                --------
                                                                                                   6,264
                                                                                                --------

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA EMERGING MARKETS FUND
MAY 31, 2008

                                                                                                  MARKET
     NUMBER                                                                                        VALUE
  OF SHARES   SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              BREWERS (0.5%)
     28,820   Compania Cervecerias Unidas S.A. ADR                                              $  1,024
    389,400   Grupo Modelo S.A. de C.V. "C"                                                        2,076
                                                                                                --------
                                                                                                   3,100
                                                                                                --------
              FOOD RETAIL (0.3%)
    516,100   Controladora Comercial Mexicana S.A. de C.V. (UBC) "B"                               1,605
                                                                                                --------
              HOUSEHOLD PRODUCTS (0.1%)
    175,140   Kimberly-Clark de Mexico S.A. de C.V. "A"                                              823
                                                                                                --------
              HYPERMARKETS & SUPER CENTERS (0.1%)
     81,900   Massmart Holdings Ltd.                                                                 753
     16,300   Siam Makro Public Co. Ltd.(b)                                                           48
                                                                                                --------
                                                                                                     801
                                                                                                --------
              PACKAGED FOODS & MEAT (0.7%)
    322,000   China Yurun Food Group Ltd.                                                            509
    474,256   Gruma S.A. "B"*                                                                      1,425
      9,506   Nong Shim Co. Ltd.                                                                   1,666
  1,388,100   Thai Union Frozen Products Public Co. Ltd.(b)                                          778
                                                                                                --------
                                                                                                   4,378
                                                                                                --------
              SOFT DRINKS (0.6%)
    305,000   Embotelladoras Arca S.A.                                                             1,162
    871,700   Grupo Continental S.A.                                                               2,336
                                                                                                --------
                                                                                                   3,498
                                                                                                --------
              TOBACCO (0.7%)
     36,400   KT&G Corp.                                                                           3,159
  1,583,900   PT Gudang Garam Tbk                                                                  1,258
                                                                                                --------
                                                                                                   4,417
                                                                                                --------
              Total Consumer Staples                                                              24,886
                                                                                                --------
              ENERGY (13.6%)
              --------------
              COAL & CONSUMABLE FUELS (0.9%)
     85,000   Banpu Public Co. Ltd.                                                                1,256
    173,200   China Coal Energy "H"                                                                  388
    136,000   China Shenhua Energy Co. Ltd. "H"                                                      607

18

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA EMERGING MARKETS FUND
MAY 31, 2008

                                                                                                  MARKET
     NUMBER                                                                                        VALUE
  OF SHARES   SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
    220,700   PT Indo Tambangraya Megah                                                         $    829
  1,008,000   Yanzhou Coal Mining Co. Ltd. "H"                                                     2,196
                                                                                                --------
                                                                                                   5,276
                                                                                                --------
              INTEGRATED OIL & GAS (9.2%)
    334,000   China Petroleum and Chemical Corp. "H"                                                 336
      6,400   China Petroleum and Chemical Corp. ADR "H"                                             646
    101,380   LUKoil Holdings ADR                                                                 11,228
    469,630   OAO Gazprom ADR*                                                                    28,365
  4,120,000   PetroChina Co. Ltd. "H"                                                              5,924
     11,420   PetroChina Co. Ltd. ADR                                                              1,628
     28,464   Petroleo Brasileiro S.A. ADR                                                         2,007
    110,000   PTT Public Co. Ltd.(b)                                                               1,137
     97,010   SASOL Ltd.                                                                           6,030
                                                                                                --------
                                                                                                  57,301
                                                                                                --------
              OIL & GAS DRILLING (0.0%)
    132,000   China Oilfield Services Ltd. "H"*                                                      256
                                                                                                --------
              OIL & GAS EQUIPMENT & SERVICES (0.2%)
     20,800   Tenaris S.A. ADR                                                                     1,275
                                                                                                --------
              OIL & GAS EXPLORATION & PRODUCTION (0.9%)
     77,400   KazMunaiGas Exploration Production GDR*                                              2,512
     21,400   NovaTek OAO GDR(b)                                                                   2,011
     70,500   Surgutneftegaz ADR(a)                                                                  852
                                                                                                --------
                                                                                                   5,375
                                                                                                --------
              OIL & GAS REFINING & MARKETING (2.4%)
     31,600   Gail India Ltd. GDR                                                                  1,880
     66,060   Polski Koncern Naftowy Orlen S.A.*                                                   1,222
     85,175   Reliance Industries Ltd. GDR                                                         9,710
     18,821   S-Oil Corp.                                                                          1,350
    483,300   Thai Oil Public Co. Ltd.(b)                                                            952
                                                                                                --------
                                                                                                  15,114
                                                                                                --------
              Total Energy                                                                        84,597
                                                                                                --------
              FINANCIALS (17.0%)
              ------------------
              ASSET MANAGEMENT & CUSTODY BANKS (0.2%)
    329,900   Egyptian Kuwaiti Holding Co.                                                         1,280
                                                                                                --------

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA EMERGING MARKETS FUND
MAY 31, 2008

                                                                                                  MARKET
     NUMBER                                                                                        VALUE
  OF SHARES   SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              DIVERSIFIED BANKS (12.3%)
    300,000   Akbank T.A.S.                                                                     $  1,329
    133,500   Banco do Brasil S.A.                                                                 2,671
     13,000   Banco Santander Chile S.A. ADR                                                         676
     23,900   Bancolombia S.A. ADR                                                                   913
    384,600   Bangkok Bank Public Co. Ltd.                                                         1,598
     31,400   Bank Hapoalim Ltd.                                                                     159
     43,860   Bank Leumi Le-Israel                                                                   239
  5,688,000   Bank of China Ltd. "H"                                                               2,901
  1,317,448   Bank of the Philippine Islands                                                       1,595
  1,425,700   China Construction Bank Corp. "H"                                                    1,270
    346,000   China Merchants Bank Co. Ltd. "H"(b)                                                 1,247
  2,135,168   Chinatrust Financial Holding Co. Ltd.*                                               2,177
      9,900   Credicorp Ltd.                                                                         826
  2,631,341   First Financial Holding Co. Ltd.                                                     3,120
    290,100   Grupo Financiero Banorte S.A.                                                        1,408
     31,992   Hana Financial Group, Inc.                                                           1,335
     12,200   HDFC Bank Ltd. ADR                                                                   1,217
     71,540   ICICI Bank Ltd. ADR                                                                  2,699
  7,301,300   Industrial and Commercial Bank of China Ltd. "H"                                     5,455
    791,926   Israel Discount Bank "A"*                                                            2,007
  1,235,000   Kasikornbank Public Co. Ltd.                                                         3,220
      4,120   Komercni Banka A.S.                                                                  1,070
     66,733   Kookmin Bank                                                                         4,140
     44,100   Kookmin Bank ADR                                                                     2,754
    105,430   Korea Exchange Bank                                                                  1,571
  6,214,800   Krung Thai Bank Public Co. Ltd.(b)                                                   1,702
  1,603,300   Malayan Banking Berhad                                                               3,711
  1,551,000   Mega Financial Holding Co. Ltd.                                                      1,214
    190,500   Metropolitan Bank & Trust Co.                                                          170
    189,324   Nedcor Ltd.                                                                          2,479
    264,500   PT Bank Rakyat Indonesia                                                               165
    250,000   Public Bank Berhad                                                                     887
     36,308   Shinhan Financial Group Co. Ltd.                                                     1,815
  7,101,639   SinoPac Financial Holdings Co. Ltd.                                                  3,224
     56,934   Standard Bank Group Ltd.                                                               622
     94,950   State Bank of India Ltd. GDR                                                         6,799
    590,018   Turkiye Is Bankasi                                                                   2,440
    622,400   Union Bank of the Philippines                                                          498
     92,600   VTB Bank OJSC GDR(b)                                                                   756
    969,200   Yapi ve Kredi Bankasi A.S.*                                                          2,322
                                                                                                --------
                                                                                                  76,401
                                                                                                --------

20

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA EMERGING MARKETS FUND
MAY 31, 2008

                                                                                                  MARKET
     NUMBER                                                                                        VALUE
  OF SHARES   SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              INVESTMENT BANKING & BROKERAGE (0.5%)
    143,200   Egyptian Financial Group-Hermes Holding                                           $  1,427
     15,640   Gulf Finance House E.C. GDR                                                            610
    365,905   Shuaa Capital PSC                                                                      827
                                                                                                --------
                                                                                                   2,864
                                                                                                --------
              LIFE & HEALTH INSURANCE (0.7%)
     26,200   Amil Participacoes S.A.                                                                213
  1,712,000   China Life Insurance Co. Ltd.*                                                       1,408
    388,000   China Life Insurance Co. Ltd. "H"                                                    1,559
    434,064   Sanlam Ltd.                                                                          1,101
                                                                                                --------
                                                                                                   4,281
                                                                                                --------
              MULTI-LINE INSURANCE (0.1%)
     29,700   Sul America S.A.                                                                       597
     28,001   Yapi Kredi Sigorta A.S.                                                                375
                                                                                                --------
                                                                                                     972
                                                                                                --------
              MULTI-SECTOR HOLDINGS (0.1%)
     92,304   Ayala Corp.                                                                            743
                                                                                                --------
              OTHER DIVERSIFIED FINANCIAL SERVICES (0.8%)
    475,133   African Bank Investments Ltd.                                                        1,530
    694,275   AMMB Holdings Berhad                                                                   853
     26,300   Bolsa De Mercadori                                                                     298
    348,000   China Everbright Ltd.                                                                  834
    768,090   FirstRand Ltd.                                                                       1,484
                                                                                                --------
                                                                                                   4,999
                                                                                                --------
              PROPERTY & CASUALTY INSURANCE (0.6%)
    121,800   Aksigorta A.S.                                                                         524
     60,000   LIG Non-Life Insurance Co. Ltd.                                                      1,334
      8,000   Samsung Fire & Marine Insurance Co. Ltd.                                             1,736
                                                                                                --------
                                                                                                   3,594
                                                                                                --------
              REAL ESTATE MANAGEMENT & DEVELOPMENT (1.2%)
     53,500   Agra Empreendimentos Imobiliarios S.A.*                                                257
     65,500   Brascan Residential Properties S.A.                                                    367
     44,900   Camargo Correa Desenvolvimento Imbiliario S.A.                                         276
  1,230,000   China Overseas Land & Investment Ltd.                                                2,232
    135,000   China Vanke Co. "B"*                                                                   294
    774,000   Consorcio ARA S.A. de C.V.                                                             866
    238,000   Farglory Developers Co. Ltd.                                                           861

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                   (continued)

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MAY 31, 2008

                                                                                                  MARKET
     NUMBER                                                                                        VALUE
  OF SHARES   SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
    586,000   Hopson Development Holdings Ltd.                                                  $  1,250
    331,000   Huaku Development Co. Ltd.                                                           1,252
                                                                                                --------
                                                                                                   7,655
                                                                                                --------
              REGIONAL BANKS (0.4%)
    261,800   Asya Katilim Bankasi A.S.*                                                           1,783
     28,100   Banco Nossa Caixa S.A.                                                                 689
                                                                                                --------
                                                                                                   2,472
                                                                                                --------
              REITs - DIVERSIFIED (0.1%)
    545,398   Dogus GE Gayrimenkul Yatirim Ortakligi A.S.*                                           438
                                                                                                --------
              Total Financials                                                                   105,699
                                                                                                --------
              HEALTH CARE (1.2%)
              ------------------
              PHARMACEUTICALS (1.2%)
    451,500   Aspen Pharmacare Holdings Ltd.*                                                      1,947
  9,965,700   PT Kalbe Farma Tbk                                                                     942
     92,170   Teva Pharmaceutical Industries Ltd. ADR                                              4,215
                                                                                                --------
              Total Health Care                                                                    7,104
                                                                                                --------
              INDUSTRIALS (5.7%)
              ------------------
              AIR FREIGHT & LOGISTICS (0.1%)
  2,945,200   Sinotrans Ltd. "H"                                                                     789
                                                                                                --------
              AIRLINES (0.5%)
     21,400   Lan Airlines S.A. ADR(a)                                                               260
     54,569   Tam S.A. ADR(a)                                                                      1,176
  1,358,400   Thai Airways International Public Co. Ltd.(b)                                          978
    146,600   Turk Hava Yollari Anonim Ortakligi*                                                    794
                                                                                                --------
                                                                                                   3,208
                                                                                                --------
              CONSTRUCTION & ENGINEERING (1.3%)
    285,113   Aveng Ltd.                                                                           2,445
    403,700   China Communications Construction Co. Ltd. "H"                                         888
     11,000   Doosan Heavy Industries & Construction Co. Ltd.                                      1,308
  1,614,300   Gamuda Berhad                                                                        1,221
      7,230   GS Engineering & Construction Corp.                                                    909
      9,900   Italian-Thai Development Public Co. Ltd.(b)                                              2
     19,200   Kumho Industrial                                                                       604
     61,800   Taeyoung Engineering & Construction                                                    558
                                                                                                --------
                                                                                                   7,935
                                                                                                --------

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                   (continued)

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MAY 31, 2008

                                                                                                  MARKET
     NUMBER                                                                                        VALUE
  OF SHARES   SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS (0.4%)
  1,000,000   PT United Tractors Tbk                                                            $  1,551
     80,000   Tata Motors Ltd. ADR(a)                                                              1,109
                                                                                                --------
                                                                                                   2,660
                                                                                                --------
              ELECTRICAL COMPONENTS & EQUIPMENT (0.1%)
     20,900   Crompton Greaves Ltd. GDR(b)                                                           568
                                                                                                --------
              HEAVY ELECTRICAL EQUIPMENT (0.1%)
    184,000   Dongfang Electric Corp. Ltd.                                                           637
                                                                                                --------
              HIGHWAYS & RAILTRACKS (0.1%)
    934,000   Anhui Expressway Co. Ltd. "H"                                                          694
                                                                                                --------
              INDUSTRIAL CONGLOMERATES (1.5%)
     68,807   Bidvest Group Ltd.                                                                     970
     30,000   LG Corp.                                                                             2,345
     93,600   Mexichem S.A. de C.V.                                                                  807
    237,300   Murray & Roberts Holdings Ltd.                                                       2,745
    191,032   NWS Holdings Ltd.                                                                      613
    762,700   Sime Darby Berhad                                                                    2,236
                                                                                                --------
                                                                                                   9,716
                                                                                                --------
              INDUSTRIAL MACHINERY (0.3%)
    127,900   Metalfrio Solutions S.A.                                                             1,721
                                                                                                --------
              MARINE (0.7%)
    616,000   China Shipping Development Co. Ltd. "H"                                              2,092
    641,000   First Steamship Co. Ltd.*                                                            1,539
    218,000   U-Ming Marine Transport Corp.                                                          704
                                                                                                --------
                                                                                                   4,335
                                                                                                --------
              MARINE PORTS & SERVICES (0.4%)
  1,208,000   Cosco Pacific Ltd.                                                                   2,288
                                                                                                --------
              TRUCKING (0.2%)
     74,800   Localiza Rent a Car S.A.                                                               989
      6,900   Tegma Gestao Logistica S.A.                                                             87
                                                                                                --------
                                                                                                   1,076
                                                                                                --------
              Total Industrials                                                                   35,627
                                                                                                --------

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                   (continued)

USAA EMERGING MARKETS FUND
MAY 31, 2008

                                                                                                  MARKET
     NUMBER                                                                                        VALUE
  OF SHARES   SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              INFORMATION TECHNOLOGY (8.4%)
              -----------------------------
              COMPUTER HARDWARE (1.6%)
  2,935,892   Compal Electronics, Inc.                                                          $  3,264
     40,000   High Tech Computer Corp.                                                             1,065
  1,678,000   Lenovo Group Ltd.                                                                    1,232
  2,695,631   Quanta Computer, Inc.                                                                4,256
                                                                                                --------
                                                                                                   9,817
                                                                                                --------
              COMPUTER STORAGE & PERIPHERALS (0.3%)
    104,000   Asustek Computer, Inc.                                                                 300
  2,496,000   TPV Technology Ltd.                                                                  1,535
                                                                                                --------
                                                                                                   1,835
                                                                                                --------
              ELECTRONIC EQUIPMENT MANUFACTURERS (1.1%)
    377,965   AU Optronics Corp.                                                                     726
    148,400   Delta Electronics Public Co. Ltd.(b)                                                    96
     50,000   LG Philips LCD Co. Ltd.                                                              2,209
    225,357   Nan Ya Printed Circuit Board Corp.                                                   1,256
     15,000   SFA Engineering Co.                                                                  1,107
  3,897,440   Yageo Corp.                                                                          1,272
                                                                                                --------
                                                                                                   6,666
                                                                                                --------
              ELECTRONIC MANUFACTURING SERVICES (0.2%)
    234,400   Hon Hai Precision Industry Corp. Ltd.                                                1,326
                                                                                                --------
              INTERNET SOFTWARE & SERVICES (0.0%)
      1,050   NHN Corp.*                                                                             217
                                                                                                --------
              IT CONSULTING & OTHER SERVICES (0.5%)
     16,200   Infosys Technologies Ltd. ADR                                                          795
     71,950   Satyam Computer Services Ltd. ADR                                                    2,094
                                                                                                --------
                                                                                                   2,889
                                                                                                --------
              SEMICONDUCTORS (4.6%)
  3,406,623   Powerchip Semiconductor Corp.                                                        1,356
     24,266   Samsung Electronics Co. Ltd.                                                        17,457
     82,570   Siliconware Precision Industries Co. ADR                                               701
  1,711,188   Taiwan Semiconductor Manufacturing Co. Ltd.                                          3,692
     95,930   Taiwan Semiconductor Manufacturing Co. Ltd. ADR                                      1,098
  7,027,681   United Microelectronics Corp.                                                        4,369
                                                                                                --------
                                                                                                  28,673
                                                                                                --------

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                   (continued)

USAA EMERGING MARKETS FUND
MAY 31, 2008

                                                                                                  MARKET
     NUMBER                                                                                        VALUE
  OF SHARES   SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              SYSTEMS SOFTWARE (0.1%)
     78,200   Datasul S.A.                                                                      $  1,014
                                                                                                --------
              Total Information Technology                                                        52,437
                                                                                                --------
              MATERIALS (13.4%)
              -----------------
              COMMODITY CHEMICALS (0.6%)
    364,000   Formosa Chemicals & Fibre Corp.                                                        868
    326,000   Formosa Plastics Corp.                                                                 920
     73,220   Hanwha Chemical Corp.                                                                  885
  2,424,000   Sinopec Shanghai Petrochemical Co. Ltd. "H"                                          1,000
                                                                                                --------
                                                                                                   3,673
                                                                                                --------
              CONSTRUCTION MATERIALS (1.3%)
     28,030   Akcansa Cimento A.S.                                                                   115
  1,247,000   Asia Cement Corp.                                                                    2,317
     33,990   Cemex S.A. de C.V. ADR                                                                 967
    316,433   Cemex S.A. de C.V. CPO*                                                                902
    159,000   India Cements Ltd. GDR(b)                                                            1,188
    308,000   Siam Makro Public Co. Ltd.                                                           1,952
    564,000   Taiwan Cement Corp.                                                                    946
                                                                                                --------
                                                                                                   8,387
                                                                                                --------
              DIVERSIFIED METALS & MINING (4.0%)
     89,800   Chelyabinsk Zinc Factory GDR*(b)                                                       888
    333,500   Companhia Vale Do Rio Doce ADR                                                      10,982
     70,500   Exxaro Resources Ltd.                                                                1,459
    398,700   Grupo Mexico S.A.B. de C.V. "B"                                                      2,987
    529,300   Hidili Industry International Development Ltd.*                                      1,031
    391,460   Hindalco Industries Ltd. GDR*                                                        1,766
     10,554   Korea Zinc Co. Ltd.                                                                  1,347
     99,600   Mining and Metallurgical Co. Norilsk Nickel ADR                                      2,929
     60,850   Sterlite Industries India Ltd. ADR*                                                  1,347
                                                                                                --------
                                                                                                  24,736
                                                                                                --------
              FERTILIZERS & AGRICULTURAL CHEMICALS (0.1%)
    512,000   Sinofert Holdings Ltd.                                                                 394
                                                                                                --------
              GOLD (0.7%)
     85,700   AngloGold Ashanti Ltd. ADR                                                           2,982
    116,510   Gold Fields Ltd. ADR                                                                 1,506
                                                                                                --------
                                                                                                   4,488
                                                                                                --------

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                   (continued)

USAA EMERGING MARKETS FUND
MAY 31, 2008

                                                                                                  MARKET
     NUMBER                                                                                        VALUE
  OF SHARES   SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              METAL & GLASS CONTAINERS (0.2%)
    838,964   Nampak Ltd.                                                                       $  1,511
                                                                                                --------
              PAPER PACKAGING (0.1%)
    172,000   Kazakhstan Kagazy plc GDR*(b)                                                          645
                                                                                                --------
              PAPER PRODUCTS (0.5%)
    167,073   Sappi Ltd.                                                                           2,390
     23,500   Votorantim Celulose e Papel S.A. ADR                                                   791
                                                                                                --------
                                                                                                   3,181
                                                                                                --------
              PRECIOUS METALS & MINERALS (0.5%)
     70,200   Impala Platinum Holdings Ltd.                                                        2,999
                                                                                                --------
              STEEL (5.4%)
  1,268,800   Angang Steel Co. Ltd. "H"                                                            3,414
     60,500   ArcelorMittal South Africa Ltd.                                                      1,988
  1,753,680   China Steel Corp.                                                                    2,999
     38,300   Companhia Siderurgica Nacional S.A. ADR                                              1,883
     30,000   Dongkuk Steel Mill Co. Ltd.                                                          1,364
     21,900   Evraz Group S.A. GDR                                                                 2,568
     42,200   Gerdau S.A. ADR(a)                                                                   2,108
     65,800   Kumba Iron Ore Ltd.                                                                  2,940
     98,800   Magnitogorsk Iron & Steel Works GDR                                                  1,640
     27,300   Metalurgica Gerdau S.A.                                                              1,896
     60,000   Novolipetsk Steel GDR                                                                2,880
      7,243   POSCO                                                                                3,931
     13,550   POSCO ADR                                                                            1,852
     14,500   Ternium S.A. ADR                                                                       644
    277,000   Tung Ho Steel Enterprise Corp.                                                         579
     12,825   Usinas Siderurgicas de Minas Gerais S.A.                                               698
                                                                                                --------
                                                                                                  33,384
                                                                                                --------
              Total Materials                                                                     83,398
                                                                                                --------
              TELECOMMUNICATION SERVICES (11.1%)
              ----------------------------------
              INTEGRATED TELECOMMUNICATION SERVICES (4.0%)
    403,000   China Netcom Group Corp.(b)                                                          1,408
  2,627,500   China Telecom Corp. Ltd. "H"(b)                                                      1,925
     79,358   Chunghwa Telecom Co. Ltd. ADR                                                        1,966
     44,190   KT Corp.                                                                             1,980

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                   (continued)

USAA EMERGING MARKETS FUND
MAY 31, 2008

                                                                                                  MARKET
     NUMBER                                                                                        VALUE
  OF SHARES   SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
     87,740   KT Corp. ADR                                                                      $  1,984
    277,700   Magyar Tavkozlesi Rt.                                                                1,369
    245,470   Mahanagar Telephone Nigam Ltd. ADR(a)                                                  994
  1,081,800   PT Indonesian Satellite Corp. Tbk                                                      668
  2,473,200   PT Telekomunikasi Indonesia Tbk                                                      2,151
     47,500   Telecom Argentina S.A. ADR "B"*                                                        882
    115,100   Telefonos de Mexico S.A. de C.V. ADR "L"(a)                                          4,744
    234,127   Telekomunikacja Polska S.A.                                                          2,215
    153,690   Telkom S.A. Ltd.                                                                     2,767
                                                                                                --------
                                                                                                  25,053
                                                                                                --------
              WIRELESS TELECOMMUNICATION SERVICES (7.1%)
    117,200   America Movil S.A.B. de C.V. ADR "L"                                                 7,005
    634,500   China Mobile Ltd.                                                                    9,326
      3,130   China Mobile Ltd. ADR                                                                  231
    300,000   Digi.com Berhad                                                                      2,454
      6,200   Globe Telecom, Inc.                                                                    183
     47,500   Mobile TeleSystems ADR                                                               4,161
    190,700   MTN Group Ltd.                                                                       3,814
     22,000   Philippine Long Distance Telephone Co.                                               1,310
     43,300   Sistema JSFC GDR                                                                     1,524
        764   SK Telecom Co. Ltd.                                                                    151
    195,820   SK Telecom Co. Ltd. ADR                                                              4,449
  1,791,424   Taiwan Mobile Co. Ltd.                                                               3,323
  1,000,000   Total Access Communication Public Co. Ltd.(b)                                        1,646
    229,450   Turkcell Iletisim Hizmetleri A.S.                                                    1,807
     15,100   Turkcell Iletisim Hizmetleri A.S. ADR                                                  293
     71,400   Vimpel-Communications ADR                                                            2,518
                                                                                                --------
                                                                                                  44,195
                                                                                                --------
              Total Telecommunication Services                                                    69,248
                                                                                                --------
              UTILITIES (2.4%)
              ----------------
              ELECTRIC UTILITIES (1.3%)
     72,013   Centrais Electricas Brasileiras S.A.                                                 1,306
     12,600   Companhia de Transmissao de Energia Electrica Paulista                                 369
     50,297   Companhia Energetica de Minas Gerais (CEMIG) ADR(a)                                  1,189
     75,220   Korea Electric Power Corp.                                                           2,435
     29,000   Korea Electric Power Corp. ADR                                                         469
    227,700   Manila Electric Co.                                                                    320
    932,100   Tenaga Nasional Berhad                                                               2,028
                                                                                                --------
                                                                                                   8,116
                                                                                                --------

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                   (continued)

USAA EMERGING MARKETS FUND
MAY 31, 2008

                                                                                                  MARKET
     NUMBER                                                                                        VALUE
  OF SHARES   SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              GAS UTILITIES (0.1%)
     10,500   Korea Gas Corp.                                                                   $    804
                                                                                                --------
              INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.7%)
  6,282,000   China Power International Development Ltd.                                           2,125
  2,405,800   Huaneng Power International, Inc. "H"                                                2,041
                                                                                                --------
                                                                                                   4,166
                                                                                                --------
              WATER UTILITIES (0.3%)
     22,004   Companhia de Saneamento Basico do Estado de Sao Paulo (SABESP)                         621
      5,640   Companhia de Saneamento Basico do Estado de Sao Paulo (SABESP) ADR                     318
     43,900   Companhia de Saneamento de Minas Gerais                                                807
                                                                                                --------
                                                                                                   1,746
                                                                                                --------
              Total Utilities                                                                     14,832
                                                                                                --------
              Total Common Stocks (cost: $440,419)                                               518,965
                                                                                                --------
              PREFERRED SECURITIES (9.1%)

              CONSUMER DISCRETIONARY (0.2%)
              -----------------------------
              TEXTILES (0.2%)
    206,488   Companhia de Tecidos Norte de Minas*                                                 1,016
                                                                                                --------
              Total Consumer Discretionary                                                         1,016
                                                                                                --------
              ENERGY (4.3%)
              -------------
              INTEGRATED OIL & GAS (4.3%)
    444,500   Petroleo Brasileiro S.A. ADR                                                        26,866
                                                                                                --------
              Total Energy                                                                        26,866
                                                                                                --------
              FINANCIALS (1.8%)
              -----------------
              DIVERSIFIED BANKS (1.7%)
    159,360   Banco Itau Holding Financeira S.A. ADR                                               4,894
     37,070   Uniao De Bancos Brasileiros S.A. (Unibanco) GDR                                      5,815
                                                                                                --------
                                                                                                  10,709
                                                                                                --------
              REGIONAL BANKS (0.1%)
    102,100   Banco Panamericano S.A.                                                                643
                                                                                                --------
              Total Financials                                                                    11,352
                                                                                                --------

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                   (continued)

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MAY 31, 2008

                                                                                                  MARKET
     NUMBER                                                                                        VALUE
  OF SHARES   SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              INDUSTRIALS (0.6%)
              ------------------
              AEROSPACE & DEFENSE (0.2%)
     20,154   Embraer Empresa Brasileira de Aeronautica S.A. ADR                                $    756
                                                                                                --------
              TRADING COMPANIES & DISTRIBUTORS (0.4%)
    356,140   Itausa - Investimentos Itau S.A.                                                     2,573
                                                                                                --------
              Total Industrials                                                                    3,329
                                                                                                --------
              MATERIALS (1.1%)
              ----------------
              COMMODITY CHEMICALS (0.3%)
    217,600   Braskem S.A. "A"                                                                     1,771
                                                                                                --------
              PAPER PRODUCTS (0.4%)
     10,100   Aracruz Celulose S.A. ADR                                                              917
     91,100   Suzano Papel e Celulose S.A.                                                         1,680
                                                                                                --------
                                                                                                   2,597
                                                                                                --------
              STEEL (0.4%)
     49,275   Usinas Siderurgicas de Minas Gerais S.A.                                             2,651
                                                                                                --------
              Total Materials                                                                      7,019
                                                                                                --------
              TELECOMMUNICATION SERVICES (0.6%)
              ---------------------------------
              INTEGRATED TELECOMMUNICATION SERVICES (0.5%)
    127,460   Tele Norte Leste Participacoes S.A. ADR                                              3,299
                                                                                                --------
              WIRELESS TELECOMMUNICATION SERVICES (0.1%)
     14,748   Telemig Celular Participacoes S.A.                                                     443
                                                                                                --------
              Total Telecommunication Services                                                     3,742
                                                                                                --------
              UTILITIES (0.5%)
              ----------------
              ELECTRIC UTILITIES (0.5%)
     76,964   Centrais Electricas Brasileiras S.A. "B"                                             1,277
     59,585   Companhia Energetica de Minas Gerais (CEMIG)                                         1,393
     14,800   Eletropaulo Metropolitana S.A. "B"                                                     362
                                                                                                --------
              Total Utilities                                                                      3,032
                                                                                                --------
              Total Preferred Securities (cost: $29,252)                                          56,356
                                                                                                --------

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                   (continued)

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MAY 31, 2008

                                                                                                  MARKET
     NUMBER                                                                                        VALUE
  OF SHARES   SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              RIGHTS (0.0%)

              INDUSTRIALS (0.0%)
              ------------------
              TRADING COMPANIES & DISTRIBUTORS (0.0%)
      2,298   Itausa - Investimentos Itau S.A.*(b)                                              $      5
                                                                                                --------
              Total Industrials                                                                        5
                                                                                                --------
              MATERIALS (0.0%)
              ----------------
              COMMODITY CHEMICALS (0.0%)
     23,430   Hanwha Chemical*(b)                                                                    103
                                                                                                --------
              GOLD (0.0%)
     21,116   AngloGold Ashanti Ltd. ADR*                                                            196
                                                                                                --------
              Total Materials                                                                        299
                                                                                                --------
              Total Rights (cost: $0)                                                                304
                                                                                                --------
              Total Equity Securities (cost: $469,671)                                           575,625
                                                                                                --------
              EQUITY LINKED STRUCTURED NOTES (1.0%)

              FINANCIALS (0.8%)
              -----------------
              ASSET MANAGEMENT & CUSTODY BANKS (0.4%)
    658,460   ML Global Investment House KSCC(b)                                                   2,516
                                                                                                --------
              DIVERSIFIED BANKS (0.1%)
    163,150   ML Shanghai Pudong Development Bank Co. Ltd.*(b)                                       661
                                                                                                --------
              INVESTMENT BANKING & BROKERAGE (0.1%)
    175,941   ML Guangxi Liugong Machinery Co. Ltd.(b)                                               686
                                                                                                --------
              REAL ESTATE MANAGEMENT & DEVELOPMENT (0.2%)
    414,400   HSBC Aldar Properties(b)                                                             1,382
                                                                                                --------
              Total Financials                                                                     5,245
                                                                                                --------
              INDUSTRIALS (0.2%)
              ------------------
              CONSTRUCTION & ENGINEERING (0.2%)
    157,751   ML Changsha Zoomlion Heavy Industry
                Science and Technology Development Co. Ltd.,
                acquired 3/08/2007; cost $364(b),(e)                                                 943
                                                                                                --------
              Total Equity Linked Structured Notes (cost: $4,398)                                  6,188
                                                                                                --------

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                   (continued)

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MAY 31, 2008

                                                                                                  MARKET
     NUMBER                                                                                        VALUE
  OF SHARES   SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              MONEY MARKET INSTRUMENTS (6.4%)

              MONEY MARKET FUNDS (6.4%)
 40,139,822   State Street Institutional Liquid Reserves, 2.62%(c) (cost: $40,140)              $ 40,140
                                                                                                --------
              SHORT-TERM INVESTMENTS PURCHASED WITH CASH
              COLLATERAL FROM SECURITIES LOANED (1.9%)

              MONEY MARKET FUNDS (0.6%)
    104,986   AIM Short-Term Investment Co. Liquid Assets Portfolio, 2.63%(c)                        105
  3,521,034   Merrill Lynch Premier Institutional Fund, 2.83%(c)                                   3,521
                                                                                                --------
              Total Money Market Funds                                                             3,626
                                                                                                --------

  PRINCIPAL
     AMOUNT
      (000)
-----------
              REPURCHASE AGREEMENTS (1.3%)
     $8,000   Deutsche Bank Securities, Inc., 2.30%, acquired on 5/30/2008 and due 6/02/2008 at $8,000 (collateralized by $7,610 of
                Fannie Mae(d), 6.21%, due 6/05/2036; market value $8,161)                          8,000
                                                                                                --------
              Total Short-Term Investments Purchased With Cash Collateral
                From Securities Loaned (cost: $11,626)                                            11,626
                                                                                                --------

              TOTAL INVESTMENTS (COST: $525,835)                                                $633,579
                                                                                                ========

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==========----------------------------------------------------------------------
           to Portfolio of INVESTMENTS

USAA EMERGING MARKETS FUND
MAY 31, 2008

GENERAL NOTES
--------------------------------------------------------------------------------

         Market values of securities are determined by procedures and practices discussed in Note 1 to the financial statements.

         The portfolio of investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets.

CATEGORIES AND DEFINITIONS
--------------------------------------------------------------------------------

         EQUITY LINKED STRUCTURED NOTES (ELSNs) - derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. ELSNs typically are offered in limited transactions by financial institutions in either registered or nonregistered form. An investment in ELSNs creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities, and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, ELSNs may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

         RIGHTS - enable the holder to buy a specified number of shares of new issues of a common stock before it is offered to the public.

         WARRANTS - entitle the holder to buy a proportionate amount of common stock at a specified price for a stated period.

32

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           to Portfolio of INVESTMENTS
           (continued)

USAA EMERGING MARKETS FUND
MAY 31, 2008

         PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

         ADR - American depositary receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

         CPO - Certificate of ordinary participation

         GDR - Global depositary receipts are receipts issued by a U.S. or foreign bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

         PDR - Philippine depositary receipts are receipts issued by a U.S. or foreign bank evidencing ownership of a stock traded on the Philippine stock exchange. Dividends are paid in U.S. dollars.

         REIT - Real estate investment trust

SPECIFIC NOTES
--------------------------------------------------------------------------------

         (a) The security or a portion thereof was out on loan as of May 31, 2008.

         (b) Security was fair valued at May 31, 2008, by the USAA Investment Management Company (the Manager) in accordance with valuation procedures approved by the Board of Trustees.

         (c) Rate represents the money market fund annualized seven-day yield at May 31, 2008.

         (d) Securities issued by government-sponsored enterprises are supported only by the credit of the issuing agency, instrumentality, or corporation, and are neither issued nor guaranteed by the U.S. government.

         (e) Security deemed illiquid by the Manager, under liquidity guidelines approved by the Board of Trustees. The aggregate market value of these securities at May 31, 2008, was $943,000, which represented 0.2% of the Fund's net assets.

         *   Non-income-producing security.

         SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

 S T A T E M E N T
==================--------------------------------------------------------------
                   of ASSETS and LIABILITIES
                   (in thousands)

USAA EMERGING MARKETS FUND
MAY 31, 2008

ASSETS
  Investments in securities, at market value (including securities on
    loan of $11,088) (cost of $525,835)                                             $633,579
  Cash                                                                                   246
  Cash denominated in foreign currencies (cost of $2,629)                              2,627
  Receivables:
    Capital shares sold                                                                1,079
    USAA Transfer Agency Company (Note 6E)                                                 8
    Dividends and interest                                                             2,094
    Securities sold                                                                    3,192
    Other                                                                                  8
                                                                                    --------
      Total assets                                                                   642,833
                                                                                    --------
LIABILITIES
  Payables:
    Upon return of securities loaned                                                  11,628
    Securities purchased                                                               7,223
    Capital shares redeemed                                                              393
  Unrealized depreciation on foreign currency contracts held, at value                     4
  Accrued management fees                                                                494
  Accrued transfer agent's fees                                                           35
  Other accrued expenses and payables                                                    620
                                                                                    --------
      Total liabilities                                                               20,397
                                                                                    --------
        Net assets applicable to capital shares outstanding                         $622,436
                                                                                    ========
NET ASSETS CONSIST OF:
  Paid-in capital                                                                   $485,409
  Accumulated undistributed net investment income                                      2,164
  Accumulated net realized gain on investments                                        27,389
  Net unrealized appreciation of investments                                         107,744
  Net unrealized depreciation of foreign currency translations                          (270)
                                                                                    --------
        Net assets applicable to capital shares outstanding                         $622,436
                                                                                    ========
  Capital shares outstanding, unlimited number of shares authorized,
    no par value                                                                      25,435
                                                                                    ========
  Net asset value, redemption price, and offering price per share                   $  24.47
                                                                                    ========

  SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

34

S T A T E M E N T
==================--------------------------------------------------------------
                   of OPERATIONS
                   (in thousands)

USAA EMERGING MARKETS FUND
YEAR ENDED MAY 31, 2008

INVESTMENT INCOME
  Dividends (net of foreign taxes withheld of $1,258)                  $13,972
  Interest                                                                 781
  Securities lending (net)                                                  77
                                                                       -------
    Total income                                                        14,830
                                                                       -------
EXPENSES
  Management fees                                                        5,281
  Administration and servicing fees                                        812
  Transfer agent's fees                                                  1,326
  Custody and accounting fees                                              551
  Postage                                                                   67
  Shareholder reporting fees                                                33
  Trustees' fees                                                            10
  Registration fees                                                         63
  Professional fees                                                         63
  Other                                                                     10
                                                                       -------
    Total expenses                                                       8,216
  Expenses paid indirectly                                                 (27)
                                                                       -------
    Net expenses                                                         8,189
                                                                       -------
NET INVESTMENT INCOME                                                    6,641
                                                                       -------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY
  Net realized gain (loss) on:
    Investments (net of foreign taxes withheld of $372)                 67,866
    Foreign currency transactions                                          (29)
  Change in net unrealized appreciation/depreciation of:
    Investments                                                         10,532
    Foreign currency translations                                         (121)
                                                                       -------
      Net realized and unrealized gain                                  78,248
                                                                       -------
  Increase in net assets resulting from operations                     $84,889
                                                                       =======

  SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

 S T A T E M E N T S
====================------------------------------------------------------------
                     of Changes in NET ASSETS
                     (in thousands)

USAA EMERGING MARKETS FUND
YEARS ENDED MAY 31,

                                                                  2008              2007
                                                             ---------------------------
FROM OPERATIONS
  Net investment income                                      $   6,641          $   3,094
  Net realized gain on investments                              67,866             43,997
  Net realized loss on foreign currency transactions               (29)              (548)
  Change in net unrealized appreciation/depreciation of:
    Investments                                                 10,532             64,852
    Foreign currency translations                                 (121)               119
                                                             ----------------------------
      Increase in net assets resulting from operations          84,889            111,514
                                                             ----------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                         (6,790)            (3,964)
  Net realized gains                                           (47,823)                 -
                                                             ----------------------------
  Distributions to shareholders                                (54,613)            (3,964)
                                                             ----------------------------
FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold                                    289,115            143,648
  Reinvested dividends                                          53,812              3,890
  Cost of shares redeemed                                     (196,140)          (124,599)
                                                             ----------------------------
    Increase in net assets from capital share transactions     146,787             22,939
                                                             ----------------------------
  Capital contribution from USAA Transfer Agency
    Company (Note 6E)                                                8                  -
                                                             ----------------------------
  Net increase in net assets                                   177,071            130,489
NET ASSETS
  Beginning of year                                            445,365            314,876
                                                             ----------------------------
  End of year                                                $ 622,436          $ 445,365
                                                             ============================
Accumulated undistributed net investment income:
  End of year                                                $   2,164          $   1,506
                                                             ============================
CHANGE IN SHARES OUTSTANDING
  Shares sold                                                   11,817              7,473
  Shares issued for dividends reinvested                         2,158                195
  Shares redeemed                                               (8,183)            (6,743)
                                                             ----------------------------
    Increase in shares outstanding                               5,792                925
                                                             ============================

  SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

36

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==========----------------------------------------------------------------------
           to FINANCIAL Statements

USAA EMERGING MARKETS FUND
MAY 31, 2008

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940 (the 1940 Act), as amended, is a management investment company organized as a Delaware statutory trust consisting of 45 separate funds. The information presented in this annual report pertains only to the USAA Emerging Markets Fund (the Fund), which is classified as diversified under the 1940 Act. The Fund's investment objective is capital appreciation. The Fund concentrates its investments in securities of companies in emerging market countries, which may have limited or developing capital markets. Such investments may involve greater risks than investments in developed markets, and political, social, or economic changes in these markets may cause the prices of such investments to be volatile.

  A. SECURITY VALUATION - The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the exchange is open) as set forth below:

     1. Securities, including exchange-traded funds (ETFs) and equity linked structured notes, except as otherwise noted, traded primarily on a domestic securities exchange or the Nasdaq over-the-counter markets are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices is generally used.

     2. Securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In most cases, events affecting the values of foreign securities that occur between

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==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

USAA EMERGING MARKETS FUND
MAY 31, 2008

        the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not be reflected in the value of the Fund's foreign securities. However, the Manager, an affiliate of the Fund, and the Fund's subadvisers, if applicable, will monitor for events that would materially affect the value of the Fund's foreign securities and, if necessary, the Manager will value the foreign securities in good faith, considering such available information that the Manager deems relevant, under valuation procedures approved by the Trust's Board of Trustees. In addition, the Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Fund believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events that occur on a fairly regular basis (such as U.S. market movements) are significant.

     3. Investments in open-end investment companies, other than ETFs, are valued at their NAV at the end of each business day.

     4. Short-term securities with original or remaining maturities of 60 days or less may be valued at amortized cost, which approximates market value.

     5. Repurchase agreements are valued at cost, which approximates market value.

     6. Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith at fair value, using methods determined by the Manager in consultation with the Fund's subadvisers, if applicable, under valuation procedures approved by the Trust's Board of Trustees. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of

38

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==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

USAA EMERGING MARKETS FUND
MAY 31, 2008

        a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

  B. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

  C. INVESTMENTS IN SECURITIES - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Discounts and premiums on short-term securities are amortized on a straight-line basis over the life of the respective securities.

  D. REPURCHASE AGREEMENTS - The Fund may enter into repurchase agreements with commercial banks or recognized security dealers. These agreements are collateralized by obligations issued or guaranteed as to both principal and interest by the U.S. government, its agencies, or its instrumentalities. Government-sponsored enterprises, such as Fannie Mae and Freddie Mac, are supported only by the credit of the issuing U.S. government agency, and are neither issued nor guaranteed by the U.S. government. The collateral obligations are marked-to-market daily to ensure their value is equal to or in excess of the repurchase agreement price plus accrued interest and are held by the Fund, either through its regular custodian or

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

USAA EMERGING MARKETS FUND
MAY 31, 2008

     through a special "tri-party" custodian that maintains separate accounts for both the Fund and its counterparty, until maturity of the repurchase agreement. The Fund's Manager monitors the creditworthiness of sellers with which the Fund may enter into repurchase agreements.

  E. FOREIGN CURRENCY TRANSLATIONS - The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following basis:

     1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

     2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

     The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

     Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. At the end of the Fund's fiscal year, these net realized foreign currency gains/losses are reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income on the statement of assets and liabilities as such amounts are treated as ordinary income/loss for tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

40

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

USAA EMERGING MARKETS FUND
MAY 31, 2008

  F. EXPENSES PAID INDIRECTLY - A portion of the brokerage commissions that the Fund pays may be recaptured as a credit that is tracked and used by the custodian to directly reduce expenses paid by the Fund. In addition, through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to reduce the Fund's expenses. For the year ended May 31, 2008, custodian and other bank credits reduced the Fund's expenses by $27,000. For the year ended May 31, 2008, the Fund did not incur any brokerage commission recapture credits.

  G. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

  H. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT
--------------------------------------------------------------------------------

The Fund participates in a joint, short-term, revolving, committed loan agreement of $300 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at a rate per annum equal to the rate at which CAPCO obtains funding in the capital markets, with no markup.

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

USAA EMERGING MARKETS FUND
MAY 31, 2008

The USAA funds that are party to the loan agreement are assessed facility fees by CAPCO based on the funds' assessed proportionate share of CAPCO's operating expenses related to obtaining and maintaining CAPCO's funding programs in total (in no event to exceed 0.07% annually of the $300 million loan agreement). The facility fees are allocated among the funds based on their respective average net assets for the period.

For the year ended May 31, 2008, the Fund paid CAPCO facility fees of $1,000, which represents 1.2% of the total fees paid to CAPCO by the USAA funds. The Fund had no borrowings under this agreement during the year ended May 31, 2008.

(3) DISTRIBUTIONS
--------------------------------------------------------------------------------

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

During the current fiscal year, permanent differences between book-basis and tax-basis accounting for foreign currency gains and losses and passive foreign investment corporations gains and losses resulted in reclassifications to the statement of assets and liabilities to increase accumulated undistributed net investment income and decrease accumulated net realized gain on investments by $807,000. This reclassification has no effect on net assets.

The tax character of distributions paid during the years ended May 31, 2008, and 2007, was as follows:

                                                  2008                   2007
                                               ---------------------------------
Ordinary income*                               $25,071,000            $3,964,000
Long-term realized capital gains                29,542,000                     -

*Includes distribution of short-term realized capital gains, if any, which are taxable as ordinary income.

42

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

USAA EMERGING MARKETS FUND
MAY 31, 2008

As of May 31, 2008, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed ordinary income                                        $  8,419,000
Undistributed long-term capital gains                                  22,881,000
Accumulated capital and other losses                                      (47,000)
Unrealized appreciation of investments                                106,040,000
Unrealized depreciation on foreign currency translations                   (2,000)

The difference between book-basis and tax-basis unrealized appreciation of investments is attributable to the tax deferral of losses on wash sales and the tax deferral of mark-to-market adjustments. The difference between book-basis and tax-basis unrealized depreciation on foreign currency translations is attributable to the tax deferral of gains on foreign currency contracts.

Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes. At May 31, 2008, the Fund had a current post-October currency loss of $47,000 for federal income tax purposes, which will be recognized on the first day of the following fiscal year.

(4) INVESTMENT TRANSACTIONS
--------------------------------------------------------------------------------

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended May 31, 2008, were $412,264,000 and $337,373,000, respectively.

As of May 31, 2008, the cost of securities, including short-term securities, for federal income tax purposes, was $527,539,000.

Gross unrealized appreciation and depreciation of investments as of May 31, 2008, for federal income tax purposes, were $130,720,000 and $24,680,000, respectively, resulting in net unrealized appreciation of $106,040,000.

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==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

USAA EMERGING MARKETS FUND
MAY 31, 2008

(5) LENDING OF PORTFOLIO SECURITIES
--------------------------------------------------------------------------------

The Fund, through its third-party securities-lending agent, Wachovia Global Securities Lending (Wachovia), may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with cash collateral in an amount at least equal to the fair value of the securities loaned, initially in an amount at least equal to 102% of the fair value of domestic securities loaned and 105% of the fair value of international securities loaned. Cash collateral is invested in high-quality short-term investments. The Fund and Wachovia retain 80% and 20%, respectively, of the income earned from the investment of cash received as collateral, net of any expenses associated with the lending transaction. Wachovia receives no other fees from the Fund for its services as securities-lending agent. Risks to the Fund in securities-lending transactions are that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. Wachovia Corp., parent company of Wachovia, has agreed to indemnify the Fund against any losses due to counterparty default in securities-lending transactions. For the year ended May 31, 2008, the Fund received securities-lending income of $77,000, which is net of the 20% income retained by Wachovia. As of May 31, 2008, the Fund loaned securities having a fair market value of approximately $11,088,000 and received cash collateral of $11,628,000 for the loans. Of this amount, $11,626,000 was invested in short-term investments, as noted in the Fund's portfolio of investments, and $2,000 remained in cash.

(6) TRANSACTIONS WITH MANAGER
--------------------------------------------------------------------------------

  A. MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Investment Advisory Agreement. Under this agreement, the Manager is responsible for managing the

44

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

USAA EMERGING MARKETS FUND
MAY 31, 2008

     business and affairs of the Fund, subject to the authority of and supervision by the Trust's Board of Trustees. The Manager is authorized to select (with approval of the Trust's Board of Trustees) one or more subadvisers to manage the actual day-to-day investment of the Fund's assets. The Manager monitors each subadviser's performance through quantitative and qualitative analysis, and periodically recommends to the Trust's Board of Trustees as to whether each subadviser's agreement should be renewed, terminated, or modified. The Manager also is responsible for allocating assets to the subadvisers. The allocation for each subadviser can range from 0% to 100% of the Fund's assets, and the Manager can change the allocations without shareholder approval.

     The investment management fee for the Fund is composed of a base fee and a performance adjustment that increases or decreases the base fee depending upon the performance of the Fund relative to the performance of the Lipper Emerging Markets Funds Index, which tracks the total return performance of the 30 largest funds in the Lipper Emerging Markets Funds category. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 1.00% of the Fund's average net assets for the fiscal year.

     The performance adjustment is calculated monthly by comparing the Fund's performance to that of the Lipper index over the performance period. The performance period for the Fund consists of the current month plus the previous 35 months.

     The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

USAA EMERGING MARKETS FUND
MAY 31, 2008

     subtracted from (in the case of underperformance) the base fee, as referenced in the following chart:

OVER/UNDER PERFORMANCE                   ANNUAL ADJUSTMENT RATE
RELATIVE TO INDEX(1)                     AS A % OF THE FUND'S AVERAGE NET ASSETS
--------------------------------------------------------------------------------
+/- 1.00% to 4.00%                       +/- 0.04%
+/- 4.01% to 7.00%                       +/- 0.05%
+/- 7.01% and greater                    +/- 0.06%

(1)Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest 0.01%.

     Under the performance fee arrangement, the Fund will pay a positive performance fee adjustment for a performance period whenever the Fund outperforms the Lipper Emerging Markets Funds Index over that period, even if the Fund had overall negative returns during the performance period.

     For the year ended May 31, 2008, the Fund incurred total management fees, paid or payable to the Manager, of $5,281,000, which is net of a performance adjustment of $(135,000) that decreased the base management fee of 1.00% by 0.03%.

  B. SUBADVISORY ARRANGEMENTS - The Manager has entered into an investment subadvisory agreement with The Boston Company Asset Management, LLC (The Boston Company) and Batterymarch Financial Management, Inc. (Batterymarch), under which The Boston Company and Batterymarch direct the investment and reinvestment of portions of the Fund's assets (as allocated from time to time by the Manager).

     The Manager (not the Fund) pays The Boston Company a subadvisory fee in the annual amount of 0.69% of the portion of the Fund's average net assets that The Boston Company manages. For the year ended May 31, 2008, the Manager incurred subadvisory fees, paid or payable to The Boston Company, of $1,802,000.

46

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

USAA EMERGING MARKETS FUND
MAY 31, 2008

     The Manager (not the Fund) pays Batterymarch a subadvisory fee in the annual amount of 0.80% for assets up to $100 million; 0.75% for assets over $100 million up to $600 million; and 0.60% for assets over $600 million on the portion of the Fund's average net assets that Batterymarch manages. For the year ended May 31, 2008, the Manager incurred subadvisory fees, paid or payable to Batterymarch, of $2,167,000.

  C. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and shareholder servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of the Fund's average net assets. For the year ended May 31, 2008, the Fund incurred administration and servicing fees, paid or payable to the Manager, of $812,000.

     In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain legal and tax services for the benefit of the Fund. The Trust's Board of Trustees has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended May 31, 2008, the Fund reimbursed the Manager $9,000 for these legal and tax services. These expenses are included in the professional fees expenses on the Fund's statement of operations.

  D. EXPENSE LIMITATION - The Manager has voluntarily agreed to limit the annual expenses of the Fund to 1.80% of its average annual net assets, before reductions of any expenses paid indirectly, and will reimburse the Fund for all expenses in excess of that amount. This agreement may be modified or terminated at any time. For the year ended May 31, 2008, the Fund did not incur any reimbursable expenses.

  E. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. The Fund also pays SAS fees that are related to the administration and servicing of accounts that are traded on an omnibus basis. For the year ended May 31, 2008,

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

USAA EMERGING MARKETS FUND
MAY 31, 2008

     the Fund incurred transfer agent's fees, paid or payable to SAS, of $1,326,000. Additionally, the Fund recorded a receivable from SAS of $8,000 at May 31, 2008, for adjustments related to corrections to shareholder transactions.

  F. UNDERWRITING SERVICES - The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis. The Manager receives no commissions or fees for this service.

(7) TRANSACTIONS WITH AFFILIATES
--------------------------------------------------------------------------------

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(8) NEW ACCOUNTING PRONOUNCEMENTS
--------------------------------------------------------------------------------

  A. FASB INTERPRETATION NO. 48, "ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES" (FIN 48) - On July 13, 2006, the Financial Accounting Standards Board
     (FASB) released FIN 48. FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. The Fund adopted FIN 48 effective June 1, 2007, and has applied it to all open tax years as of the effective date. The Manager has determined that the adoption of FIN 48 has not resulted in a material impact to the Fund's net assets, results of operations, or financial statement disclosures.

  B. STATEMENT ON FINANCIAL ACCOUNTING STANDARDS (SFAS) NO. 157, "FAIR VALUE MEASUREMENTS" (SFAS 157) - In September 2006, FASB issued SFAS 157. This standard clarifies the definition of fair value for financial reporting,

48

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

USAA EMERGING MARKETS FUND
MAY 31, 2008

     establishes a framework for measuring fair value, and requires additional disclosures about the use of fair value measurements. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. As of May 31, 2008, the Manager does not believe the adoption of SFAS 157 will impact the amounts reported in the Fund's financial statements; however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain measurements reported in the statement of operations for a fiscal period.

  C. SFAS NO. 159, "THE FAIR VALUE OPTION FOR FINANCIAL ASSETS AND FINANCIAL LIABILITIES" (SFAS 159) - In February 2007, FASB issued SFAS 159. In summary, SFAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. SFAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. SFAS 159 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Manager has evaluated SFAS 159 and has determined that there are no eligible instruments for which the Fund intends to avail itself of the fair value option.

  D. SFAS NO. 161, "DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES - AN AMENDMENT OF FASB STATEMENT NO. 133" (SFAS 161) - In March 2008, FASB issued SFAS 161. In summary, SFAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. SFAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. The Manager is in the process of evaluating the impact of SFAS 161 on the Fund's financial statement disclosures.

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

USAA EMERGING MARKETS FUND
MAY 31, 2008

(9) FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                          YEAR ENDED MAY 31,
                                                ------------------------------------------------------------------
                                                    2008              2007          2006         2005         2004
                                                ------------------------------------------------------------------
Net asset value at beginning of period          $  22.67          $  16.82      $  12.59      $  10.06    $   7.24
                                                ------------------------------------------------------------------
Income from investment operations:
    Net investment income                            .29               .14           .13           .13         .07
    Net realized and unrealized gain                3.99              5.93          4.21          2.47        2.75
                                                ------------------------------------------------------------------
Total from investment operations                    4.28              6.07          4.34          2.60        2.82
                                                ------------------------------------------------------------------
Less distributions from:
    Net investment income                           (.29)             (.22)         (.11)         (.07)          -
    Realized capital gains                         (2.19)                -             -             -           -
                                                ------------------------------------------------------------------
Total distributions                                (2.48)             (.22)         (.11)         (.07)          -
                                                ------------------------------------------------------------------
Net asset value at end of period                $  24.47          $  22.67      $  16.82      $  12.59     $ 10.06
                                                ==================================================================
Total return (%)*                                  18.78             36.23(c)      34.52         25.82       38.95
Net assets at end of period (000)               $622,436          $445,365      $314,876      $152,351     $95,080
Ratios to average net assets:**
    Expenses (%)(a),(b)                             1.51              1.65(c)       1.61          1.80        1.92
    Net investment income (%)                       1.22               .88          1.31          1.42         .92
Portfolio turnover (%)                                64               109            48            36          76

 *  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return.
**  For the year ended May 31, 2008, average net assets were $542,506,000.
(a) Effective March 1, 2004, the Manager voluntarily agreed to limit the annual expenses of the Fund to 1.80%
    of the Fund's average net assets. From June 1, 2003, through February 29, 2004, the voluntary expense ratio was 2.10% of the Fund's average annual net assets.
(b) Reflects total operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios as follows:
                                                    (.00%)(+)         (.01%)        (.02%)        (.02%)      (.03%)
    (+) Represents less than 0.01% of average net assets.
(c) For the year ended May 31, 2007, SAS voluntarily reimbursed the Fund for a portion of the transfer agent's fees incurred.
    The reimbursement had no effect on the Fund's total return or ratio of expenses to average net assets.

50

 E X P E N S E
==============------------------------------------------------------------------
               EXAMPLE (unaudited)

USAA EMERGING MARKETS FUND
MAY 31, 2008

EXAMPLE
--------------------------------------------------------------------------------

         As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

         The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of December 1, 2007, through May 31, 2008.

ACTUAL EXPENSES
--------------------------------------------------------------------------------

         The first line of the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
--------------------------------------------------------------------------------

         The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the

 E X P E N S E
==============------------------------------------------------------------------
               EXAMPLE (unaudited)
               (continued)

USAA EMERGING MARKETS FUND
MAY 31, 2008

         Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

         Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                              EXPENSES PAID
                                    BEGINNING              ENDING             DURING PERIOD*
                                  ACCOUNT VALUE         ACCOUNT VALUE       DECEMBER 1, 2007 -
                                 DECEMBER 1, 2007        MAY 31, 2008          MAY 31, 2008
                                 -------------------------------------------------------------
Actual                              $1,000.00             $1,005.80               $7.47

Hypothetical
   (5% return before expenses)       1,000.00              1,017.55                7.52

         *Expenses are equal to the Fund's annualized expense ratio of 1.49%, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/366 days (to reflect the one-half-year period). The Fund's ending account value on the first line in the table is based on its actual total return of 0.58% for the six-month period of December 1, 2007, through May 31, 2008.

52

 A D V I S O R Y
================----------------------------------------------------------------
                 AGREEMENTS

USAA EMERGING MARKETS FUND
MAY 31, 2008

         At a meeting of the Board of Trustees (the Board) held on April 9, 2008, the Board, including the Trustees who are not "interested persons" of the Trust (the "Independent Trustees"), approved the continuance of the Investment Advisory Agreement between the Trust and the Manager with respect to the Fund and the Subadvisory Agreements with respect to the Fund.

         In advance of the meeting, the Trustees received and considered a variety of information relating to the Investment Advisory Agreement and Subadvisory Agreements and the Manager and each Subadviser, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Manager's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Manager; and (iii) information about the Manager's and Subadvisers' operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Investment Advisory Agreement and the Subadvisory Agreements with management and with experienced independent counsel and received materials from such counsel discussing the legal standards for their consideration of the proposed continuation of the Investment Advisory Agreement and the Subadvisory Agreements with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Investment Advisory Agreement and the Subadvisory Agreements with respect to the Fund in private sessions with their counsel at which no representatives of management were present.

         At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the

 A D V I S O R Y
================----------------------------------------------------------------
                 AGREEMENTS
                 (continued)

USAA EMERGING MARKETS FUND
MAY 31, 2008

         Manager and by each Subadviser. At the meeting at which the renewal of the Investment Advisory Agreement and Subadvisory Agreements is considered, particular focus is given to information concerning Fund performance, comparability of fees and total expenses, and profitability. However, the Board noted that the evaluation process with respect to the Manager and the Subadvisers is an ongoing one. In this regard, the Board's and its committees' consideration of the Investment Advisory Agreement and Subadvisory Agreements included certain types of information previously received at such quarterly meetings.

INVESTMENT ADVISORY AGREEMENT
--------------------------------------------------------------------------------

         After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Investment Advisory Agreement. In approving the Investment Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by independent counsel.

         NATURE, EXTENT, AND QUALITY OF SERVICES. In considering the nature, extent, and quality of the services provided by the Manager under the Investment Advisory Agreement, the Board reviewed information provided by the Manager relating to its operations and personnel. The Board also took into account its familiarity with the Manager's management through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Manager and the services provided to the Fund by the Manager under the Investment Advisory Agreement, as well as other services provided by the Manager and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Manager and its affiliates provide administrative services, stockholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and

54

 A D V I S O R Y
================----------------------------------------------------------------
                 AGREEMENTS
                 (continued)

USAA EMERGING MARKETS FUND
MAY 31, 2008

         regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

         The Board considered the level and depth of knowledge of the Manager, including the professional experience and qualifications of senior personnel, as well as current staffing levels. The Board discussed the Manager's effectiveness in monitoring the performance of each Subadviser and its timeliness in responding to performance issues. The allocation of the Fund's brokerage, including the Manager's process for monitoring "best execution," was also considered. The Manager's role in coordinating the activities of the Fund's other service providers was also considered. The Board considered the Manager's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Investment Advisory Agreement. In reviewing the Investment Advisory Agreement, the Board focused on the experience, resources, and strengths of the Manager and its affiliates in managing investment companies, including the Fund.

         The Board also reviewed the compliance and administrative services provided to the Fund by the Manager, including oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Manager and its affiliates provide compliance and administrative services to the Fund. The Trustees, guided also by information obtained from their experiences as directors/trustees of the Fund and other investment companies managed by the Manager, also focused on the quality of the Manager's compliance and administrative staff.

         EXPENSES AND PERFORMANCE. In connection with its consideration of the Investment Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based

 A D V I S O R Y
================----------------------------------------------------------------
                 AGREEMENTS
                 (continued)

USAA EMERGING MARKETS FUND
MAY 31, 2008

         upon certain factors, including fund type, comparability of investment objective and classification, sales load type (in this case, investment companies with no sales loads), asset size, and expense components (the "expense group") and (ii) a larger group of investment companies that includes all no-load retail open-end investment companies in the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's management fee rate - which includes advisory and administrative services and the effects of any performance adjustment - was above the median of its expense group and expense universe. The data indicated that the Fund's total expenses were lower than the median of its expense group and its expense universe. The Board took into account the various services provided to the Fund by the Manager and its affiliates. The Board also noted the level and method of computing the management fee, including the performance adjustment to such fee. The Trustees also took into account the Manager's current undertakings to maintain expense limitations for the Fund and that the subadvisory fees under the Subadvisory Agreements are paid by the Manager.

         In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Fund's average annual total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that the Fund's performance was lower than the average of its performance universe and its Lipper index for the one-, three-, and

56

 A D V I S O R Y
================----------------------------------------------------------------
                 AGREEMENTS
                 (continued)

USAA EMERGING MARKETS FUND
MAY 31, 2008

         five-year periods ended December 31, 2007. The Board also noted that the Fund's percentile performance ranking was in the bottom 50% of its performance universe for the same periods. The Board took into account management's discussion of the Fund's performance, noting in particular the Fund's continued strong absolute returns over time. The Board also took into account the steps that have been taken to address the Fund's relative performance.

         COMPENSATION AND PROFITABILITY. The Board took into consideration the level and method of computing the management fee. The information considered by the Board included operating profit margin information for the Manager's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This consideration included a broad review of the methodology used in the allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees noted that the Manager pays the subadvisory fees and had undertaken to maintain expense limitations for the Fund. The Trustees reviewed the profitability of the Manager's relationship with the Fund before tax expenses. In reviewing the overall profitability of the management fee to the Manager, the Board also considered the fact that affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Manager from its relationship with the Trust, including that the Manager may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Manager should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial risk that it assumes as Manager.

         ECONOMIES OF SCALE. The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board considered the fee waivers and expense reimbursement arrangements by the Manager and the fact that the Manager pays the subadvisory fee.

 A D V I S O R Y
================----------------------------------------------------------------
                 AGREEMENTS
                 (continued)

USAA EMERGING MARKETS FUND
MAY 31, 2008

         The Board took into account management's discussion of the current advisory fee structure. The Board also considered the effect of the Fund's growth and size on its performance and fees, noting that if the Fund's assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than some expenses. The Board determined that the current investment management fee structure was reasonable.

         CONCLUSIONS. The Board reached the following conclusions regarding the Fund's Investment Advisory Agreement with the Manager, among others:
         (i) the Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (ii) the Manager maintains an appropriate compliance program; (iii) the performance of the Fund is reasonable;
         (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager; and
         (v) the Manager's level of profitability from its relationship with the Fund is reasonable. Based on its conclusions, the Board determined that continuation of the Investment Advisory Agreement would be in the best interests of the Fund and its shareholders.

SUBADVISORY AGREEMENTS
--------------------------------------------------------------------------------

         In approving each Subadvisory Agreement, the Board considered various factors, among them: (i) the nature, extent, and quality of services provided to the Fund by the respective Subadviser, including the personnel providing services; (ii) each Subadviser's compensation and any other benefits derived from the subadvisory relationship; (iii) comparisons of subadvisory fees and performance to comparable investment companies; and (iv) the terms of each Subadvisory Agreement. The Board's analysis of these factors is set forth below.

         After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve each Subadvisory Agreement. In approving each Subadvisory Agreement, the Trustees did not

58

 A D V I S O R Y
================----------------------------------------------------------------
                 AGREEMENTS
                 (continued)

USAA EMERGING MARKETS FUND
MAY 31, 2008

         identify any single factor as controlling, and each Trustee attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by independent counsel.

         NATURE, EXTENT, AND QUALITY OF SERVICES PROVIDED; INVESTMENT PERSONNEL. The Trustees considered information provided to them regarding the services provided by each Subadviser, including information presented periodically throughout the previous year. The Board considered each Subadviser's level of knowledge and investment style. The Board reviewed the experience and credentials of the investment personnel who are responsible for managing the investment of portfolio securities with respect to the Fund and each Subadviser's level of staffing. The Trustees noted that the materials provided to them by each Subadviser indicated that the method of compensating portfolio managers is reasonable and includes appropriate mechanisms to prevent a manager with underperformance from taking undue risks. The Trustees also noted each Subadviser's brokerage practices. The Board also considered each Subadviser's regulatory and compliance history. The Board noted that the Manager's monitoring processes of each Subadviser include: (i) regular telephonic meetings to discuss, among other matters, investment strategies and to review portfolio performance; (ii) monthly portfolio compliance checklists and quarterly compliance certifications to the Board; and (iii) due diligence visits to each Subadviser.

         SUBADVISER COMPENSATION. The Board also took into consideration the financial condition of each Subadviser. In considering the cost of services to be provided by each Subadviser and the profitability to that Subadviser of its relationship with the Fund, the Trustees noted the undertakings of the Manager to maintain expense limitations for the Fund and also noted that the fees under each Subadvisory Agreement were paid by the Manager. The Trustees also relied on the ability of the Manager to negotiate each Subadvisory Agreement and the fees thereunder at arm's length. The Board also considered information

 A D V I S O R Y
================----------------------------------------------------------------
                 AGREEMENTS
                 (continued)

USAA EMERGING MARKETS FUND
MAY 31, 2008

         relating to the cost of services to be provided by each Subadviser, each Subadviser's profitability with respect to the Fund, and the potential economies of scale in each Subadviser's management of the Fund, to the extent available. However, for the reasons noted above, this information was less significant to the Board's consideration of the Subadvisory Agreements than the other factors considered.

         SUBADVISORY FEES AND FUND PERFORMANCE. The Board compared the subadvisory fees for the Fund with the fees that each Subadviser charges to comparable clients. The Board considered that the Fund pays a management fee to the Manager and that, in turn, the Manager pays a subadvisory fee to each Subadviser. As noted above, the Board considered the Fund's performance during the one-, three-, and five-year periods ended December 31, 2007, as compared to the Fund's respective peer group and noted that the Board reviews at its regularly scheduled meetings information about the Fund's performance results. The Board noted the Manager's expertise and resources in monitoring the performance, investment style, and risk-adjusted performance of each Subadviser. The Board was mindful of the Manager's focus on each Subadviser's performance and the explanations of management regarding the performance of the Fund. The Board also noted each Subadviser's long-term performance record for similar accounts.

         CONCLUSION. The Board reached the following conclusions regarding each Subadvisory Agreement, among others: (i) each Subadviser is qualified to manage the Fund's assets in accordance with its investment objectives and policies; (ii) each Subadviser maintains an appropriate compliance program; (iii) the performance of the Fund is reasonable; and (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager and each Subadviser. Based on its conclusions, the Board determined that approval of each Subadvisory Agreement with respect to the Fund would be in the best interests of the Fund and its shareholders.

60

 T R U S T E E S '  A N D  O F F I C E R S '
===================-------------------------------------------------------------
                    INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

         The Board of Trustees of the Trust consists of six Trustees. These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board of Trustees is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board of Trustees periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Investment Management Company (IMCO) and its affiliates. The term of office for each Trustee shall be 20 years or until the Trustee reaches age 70. All members of the Board of Trustees shall be presented to shareholders for election or re-election, as the case may be, at least once every five years. Vacancies on the Board of Trustees can be filled by the action of a majority of the Trustees, provided that at least two-thirds of the Trustees have been elected by the shareholders.

         Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of Trustees of the USAA family of funds consisting of one registered investment company with 45 individual funds as of May 31, 2008. Unless otherwise indicated, the business address of each is 9800 Fredericksburg Road, San Antonio, TX 78288.

         If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) to request a free copy of the funds' statement of additional information (SAI).

 . . . C O N T I N U E D
========================--------------------------------------------------------
                         INFORMATION

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

         CHRISTOPHER W. CLAUS (2, 4)
         Trustee
         Born: December 1960
         Year of Election or Appointment: 2001

         President and Chair of the Board of Directors, IMCO (2/08-present); President, USAA Financial Advisors, Inc. (FAI) (12/07-present); President, Financial Services Group, USAA (1/07-present); Chair of the Board of Directors and Chief Investment Officer, IMCO (1/07-2/08); President and Chief Executive Officer, Director, and Chair of the Board of Directors, IMCO (12/04-1/07); President and Chief Executive Officer, Director, and Vice Chair of the Board of Directors, IMCO (2/01-12/04). Mr. Claus serves as President, Trustee, and Vice Chair of the Board of Trustees of the USAA family of funds. He also serves as Chair of the Board of Directors of USAA Shareholder Account Services (SAS), USAA Financial Planning Services Insurance Agency, Inc. (FPS), and FAI.
         Mr. Claus is also a Director for USAA Life Insurance Company (USAA
         Life) and USAA Federal Savings Bank (FSB).

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

         BARBARA B. DREEBEN (3, 4, 5, 6)
         Trustee
         Born: June 1945
         Year of Election or Appointment: 1994

         President, Postal Addvantage (7/92-present), a database management service. Mrs. Dreeben holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

         (1) INDICATES THE TRUSTEE IS AN EMPLOYEE OF USAA INVESTMENT MANAGEMENT COMPANY OR AFFILIATED COMPANIES AND IS CONSIDERED AN "INTERESTED PERSON" UNDER THE INVESTMENT COMPANY ACT OF 1940.

         (2) MEMBER OF EXECUTIVE COMMITTEE

         (3) MEMBER OF AUDIT COMMITTEE

         (4) MEMBER OF PRICING AND INVESTMENT COMMITTEE

         (5) MEMBER OF CORPORATE GOVERNANCE COMMITTEE

         (6) THE ADDRESS FOR ALL NON-INTERESTED TRUSTEES IS THAT OF THE USAA FUNDS, P.O. BOX 659430, SAN ANTONIO, TX 78265-9430.

62

 . . . C O N T I N U E D
========================--------------------------------------------------------
                         INFORMATION

         ROBERT L. MASON, PH.D. (3, 4, 5, 6)
         Trustee
         Born: July 1946
         Year of Election or Appointment: 1997

         Institute Analyst, Southwest Research Institute (3/02-present); Staff Analyst, Southwest Research Institute (9/98-3/02), which focuses in the fields of technological research. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

         BARBARA B. OSTDIEK, PH.D. (3, 4, 5, 6)
         Trustee
         Born: March 1964
         Year of Election or Appointment: 2007

         Academic Director of the El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Management at Rice University (7/02-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Management at Rice University (7/01-present). Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

         MICHAEL F. REIMHERR (3, 4, 5, 6)
         Trustee
         Born: August 1945
         Year of Election or Appointment: 2000

         President of Reimherr Business Consulting (5/95-present), an organization that performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

 . . . C O N T I N U E D
========================--------------------------------------------------------
                         INFORMATION

         RICHARD A. ZUCKER (2, 3, 4, 5, 6)
         Trustee and Chair of the Board of Trustees
         Born: July 1943
         Year of Election or Appointment: 1992(+)

         Vice President, Beldon Roofing Company (7/85-present). Mr. Zucker holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

         CLIFFORD A. GLADSON
         Vice President
         Born: November 1950
         Year of Appointment: 2002

         Senior Vice President, Fixed Income Investments, IMCO (9/02-present).

         RONALD B. SWEET
         Vice President
         Born: November 1962
         Year of Appointment: 2006

         Vice President, Equity Investments, IMCO (6/06-present); Assistant Vice President, Investment Strategy & Analysis, USAA (12/01-6/06).

         MARK S. HOWARD
         Secretary
         Born: October 1963
         Year of Appointment: 2002

         Senior Vice President, Life/IMCO/FPS General Counsel, USAA (10/03-present); Senior Vice President, Securities Counsel, USAA (12/02-10/03). Mr. Howard also holds the Officer positions of Senior Vice President, Secretary, and Counsel for USAA Life, IMCO, FAI, FPS, and SAS.

         (+) MR. ZUCKER WAS ELECTED AS CHAIR OF THE BOARD IN 2005.

         (1) INDICATES THOSE OFFICERS WHO ARE EMPLOYEES OF USAA INVESTMENT MANAGEMENT COMPANY OR AFFILIATED COMPANIES AND ARE CONSIDERED "INTERESTED PERSONS" UNDER THE INVESTMENT COMPANY ACT OF 1940.

64

 . . . C O N T I N U E D
========================--------------------------------------------------------
                         INFORMATION

         ROBERTO GALINDO, JR.
         Treasurer
         Born: November 1960
         Year of Appointment: 2000

         Assistant Vice President, Portfolio Accounting/Financial
         Administration, USAA (12/02-present); Assistant Treasurer, USAA family of funds (7/00-2/08).

         JEFFREY D. HILL
         Chief Compliance Officer
         Born: December 1967
         Year of Appointment: 2004

         Assistant Vice President, Mutual Funds Compliance, USAA (9/04-present); Assistant Vice President, Investment Management Administration & Compliance, USAA (12/02-9/04).

         ROSE URBANCZYK
         Assistant Treasurer
         Born: June 1961
         Year of Appointment: 2008

         Assistant Vice President, Senior Financial Officer, Chief Financial Office, USAA (5/08-present); Executive Director, Finance, Senior Financial Officer, IMCO (11/07-present); Senior Financial Officer and Treasurer, FAI (4/07-present); Executive Director, Finance, Senior Financial Officer and Treasurer, FPS (8/06-present); Executive Director, Enterprise Planning & Performance Management (3/03-8/06); Director, Accounting/Financial, Corporate Financial Reporting, Planning & Analysis IMCO (2/01-10/06).

                  TRUSTEES    Christopher W. Claus
                              Barbara B. Dreeben
                              Robert L. Mason, Ph.D.
                              Barbara B. Ostdiek, Ph.D.
                              Michael F. Reimherr
                              Richard A. Zucker

--------------------------------------------------------------------------------

            ADMINISTRATOR,    USAA Investment Management Company
       INVESTMENT ADVISER,    P.O. Box 659453
          UNDERWRITER, AND    San Antonio, Texas 78265-9825
               DISTRIBUTOR

--------------------------------------------------------------------------------

            TRANSFER AGENT    USAA Shareholder Account Services
                              9800 Fredericksburg Road
                              San Antonio, Texas 78288

--------------------------------------------------------------------------------

             CUSTODIAN AND    State Street Bank and Trust Company
          ACCOUNTING AGENT    P.O. Box 1713
                              Boston, Massachusetts 02105

--------------------------------------------------------------------------------

               INDEPENDENT    Ernst & Young LLP
         REGISTERED PUBLIC    100 West Houston St., Suite 1800
           ACCOUNTING FIRM    San Antonio, Texas 78205

--------------------------------------------------------------------------------

               MUTUAL FUND    LEARN MORE ONLINE NOW
         SELF-SERVICE 24/7    At "Products & Services" click
               AT USAA.COM    "Investments" then "Mutual Funds"

                   OR CALL    View account balance, transactions, fund
            (800) 531-USAA    prices; or exchange/redeem fund shares.
                    (8722)    Go to "My Accounts" then "Investments"

COPIES OF THE MANAGER'S PROXY VOTING POLICIES AND PROCEDURES, APPROVED BY THE TRUST'S BOARD OF TRUSTEES FOR USE IN VOTING PROXIES ON BEHALF OF THE FUND, ARE AVAILABLE WITHOUT CHARGE (I) BY CALLING (800) 531-USAA (8722); (II) AT USAA.COM; AND (III) ON THE SEC'S WEB SITE AT HTTP://WWW.SEC.GOV. INFORMATION REGARDING
HOW THE FUND VOTED PROXIES RELATING TO PORTFOLIO SECURITIES DURING THE MOST RECENT 12-MONTH PERIOD ENDED JUNE 30 IS AVAILABLE WITHOUT CHARGE (I) AT USAA.COM; AND (II) ON THE SEC'S WEB SITE AT HTTP://WWW.SEC.GOV.

THE FUND FILES ITS COMPLETE SCHEDULE OF PORTFOLIO HOLDINGS WITH THE SEC FOR THE FIRST AND THIRD QUARTERS OF EACH FISCAL YEAR ON FORM N-Q. THESE FORMS N-Q ARE AVAILABLE (I) BY CALLING (800) 531-USAA (8722); (II) AT USAA.COM; AND (III) ON THE SEC'S WEB SITE AT HTTP://WWW.SEC.GOV. THESE FORMS N-Q ALSO MAY BE REVIEWED AND COPIED AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING (800) 732-0330.

-------------------------------------------------------------------------------

   [LOGO OF USAA]    9800 Fredericksburg Road                   -------------
      USAA(R)        San Antonio, Texas 78288                     PRSRT STD
                                                                     U.S.
                                                                   Postage
                                                                   P A I D
                                                                     USAA
                                                                -------------

   SAVE PAPER AND FUND COSTS
   At USAA.COM click: MY DOCUMENTS
   Set preferences to USAA DOCUMENTS ONLINE

--------------------------------------------------------------------------------

          [LOGO OF USAA]          WE KNOW WHAT IT MEANS TO SERVE.(R)
               USAA               ----------------------------------
                                     INSURANCE o MEMBER SERVICES

25558-0708                                   (C)2008, USAA. All rights reserved.



ITEM 2.  CODE OF ETHICS.

On September 20, 2007, the Board of Trustees of USAA Mutual Funds Trust approved a Code of Ethics (Sarbanes Code) applicable solely to its senior financial officers, including its principal executive officer (President), as defined under the Sarbanes-Oxley Act of 2002 and implementing regulations of the Securities and Exchange Commission. A copy of the Sarbanes Code is attached as an Exhibit to this Form N-CSR.

No waivers (explicit or implicit) have been granted from a provision of the Sarbanes Code.



ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

In 2006, the Trustee designated as the Board's audit committee financial expert resigned from the Board. The Board has not determined that another Trustee qualifies as an audit committee financial expert. The Board is seeking a replacement and will consider a candidate's qualifications to become the audit committee financial expert as a factor in the evaluation process.




ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) AUDIT FEES. The Registrant, USAA Mutual Funds Trust, consists of 39 funds in all. Only 9 funds of the Registrant have a fiscal year-end of May 31 and are included within this report (the Funds). The aggregate fees accrued or billed by the Registrant's independent auditor, Ernst & Young LLP, for professional services rendered for the audit of the Registrant's annual financial statements and services provided in connection with statutory and regulatory filings by the Registrant for the Funds for fiscal years ended May 31, 2008 and 2007 were $259,470 and $249,505, respectively.

(b) AUDIT RELATED FEE. The aggregate fees accrued or paid to Ernst & Young, LLP by USAA Shareholder Account Services (SAS) for professional services rendered for audit related services related to the annual study of internal controls of the transfer agent for fiscal years ended May 31, 2008 and 2007 were $64,375 and $55,000, respectively. All services were preapproved by the Audit Committee.

(c) TAX FEES. No such fees were billed by Ernst & Young LLP for fiscal years ended May 31, 2008 and 2007.

(d) ALL OTHER FEES. No such fees were billed by Ernst & Young LLP for fiscal years ended May 31, 2008 and 2007.

(e)(1) AUDIT COMMITTEE PRE-APPROVAL POLICY. All audit and non-audit services to be performed for the Registrant by Ernst & Young LLP must be pre-approved by the Audit Committee. The Audit Committee Charter also permits the Chair of the Audit Committee to pre-approve any permissible non-audit service that must be commenced prior to a scheduled meeting of the Audit Committee. All non-audit services were pre-approved by the Audit Committee or its Chair, consistent with the Audit Committee's preapproval procedures.

   (2)  Not applicable.

(f)  Not applicable.

(g) The aggregate non-audit fees billed by Ernst & Young LLP for services rendered to the Registrant and the Registrant's investment adviser, IMCO, and the Funds' transfer agent, SAS, for May 31, 2008 and 2007 were $106,475 and $89,560, respectively.

(h) Ernst & Young LLP provided non-audit services to IMCO in 2008 and 2007 that were not required to be pre-approved by the Registrant's Audit Committee because the services were not directly related to the operations of the Registrant's Funds. The Board of Trustees will consider Ernst & Young LLP's independence and will consider whether the provision of these non-audit services to IMCO is compatible with maintaining Ernst & Young LLP's independence.



ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.



ITEM 6.  SCHEDULE OF INVESTMENTS.

Filed as part of the report to shareholders.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.



ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.



Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.



ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The  Corporate   Governance   Committee  selects  and  nominates  candidates for
membership on the Board as independent directors. Currently, there is no procedure for shareholders to recommend candidates to serve on the Board.



ITEM 11.  CONTROLS AND PROCEDURES

The principal executive officer and principal financial officer of USAA Mutual Funds Trust (Trust) have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Trust's internal controls or in other factors that could significantly affect the Trust's internal controls subsequent to the date of their evaluation. The only change to the procedures was to document the annual disclosure controls and procedures established for the new section of the shareholder reports detailing the factors considering by the Trust's Board in approving the Trust's advisory agreements.



ITEM 12.  EXHIBITS.

(a)(1). Code of Ethics pursuant to Item 2 of Form N-CSR is filed hereto exactly as set forth below:




                                 CODE OF ETHICS
                         FOR PRINCIPAL EXECUTIVE OFFICER
                          AND SENIOR FINANCIAL OFFICERS

                             USAA MUTUAL FUNDS TRUST

I.       PURPOSE OF THE CODE OF ETHICS

         USAA Mutual Funds Trust (the Trust or the Funds) has adopted this code of ethics (the Code) to comply with Section 406 of the Sarbanes-Oxley Act of 2002 (the Act) and implementing regulations of the Securities and Exchange Commission (SEC). The Code applies to the Trust's Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer (each a Covered Officer), as detailed in Appendix A.

         The purpose of the Code is to promote:
            - honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between the Covered Officers' personal and professional relationships;
            - full, fair, accurate, timely and understandable disclosure in reports and documents that the Trust files with, or submits to, the SEC and in other public communications made by the Trust;
            - compliance with applicable laws and governmental rules and regulations;
            - prompt internal reporting of violations of the Code to the Chief Legal Officer of the Trust, the President of the Trust (if the violation concerns the Treasurer), the Chair/CEO of USAA, and if deemed material to the Funds' financial condition or reputation, the Chair of the Trust's Board of Trustees; and
            -     accountability for adherence to the Code.

         Each Covered Officer should adhere to a high standard of business ethics and should be sensitive to actual and apparent conflicts of interest.

II.      CONFLICTS OF INTEREST

A.       DEFINITION OF A CONFLICT OF INTEREST.

         A conflict of interest exists when a Covered Officer's private interest influences, or reasonably appears to influence, the Covered Officer's judgment or ability to act in the best interests of the Funds and their shareholders. For example, a conflict of interest could arise if a Covered Officer, or an immediate family member, receives personal benefits as a result of his or her position with the Funds.

         Certain conflicts of interest arise out of relationships between Covered Officers and the Funds and are already subject to conflict of interest provisions in the Investment Company Act of 1940 (the 1940 Act) and the Investment Advisers Act of 1940 (the Advisers Act). For example, Covered Officers may not individually engage in certain transactions with the Funds because of their status as "affiliated persons" of the Funds. The USAA Funds' and USAA Investment Management Company's (IMCO) compliance programs and procedures are designed to prevent, or identify and correct, violations of these provisions. This Code does not, and is not intended to, repeat or replace these programs and procedures, and such conflicts fall outside of the parameters of this Code.

         Although typically not presenting an opportunity for improper personal benefit, conflicts could arise from, or as a result of, the contractual relationships between the Funds and IMCO of which the Covered Officers are also officers or employees. As a result, this Code recognizes that the Covered Officers will, in the normal course of their duties (whether formally for the Funds or for IMCO, or for both), be involved in establishing policies and implementing decisions that will have different effects on IMCO and the Funds. The participation of Covered Officers in such activities is inherent in the contractual relationship between the Funds and IMCO and is consistent with the performance by the Covered Officers of their duties as officers of the Funds. Thus, if performed in compliance with the provisions of the 1940 Act and the Advisers Act, such activities will be deemed to have been handled ethically.

         B. GENERAL RULE. Covered Officers Should Avoid Actual and Apparent Conflicts of Interest.

         Conflicts of interest, other than the conflicts described in the two preceding paragraphs, are covered by the Code. The following list provides examples of conflicts of interest under the Code, but Covered Officers should keep in mind that these examples are not exhaustive. The overarching principle is that the personal interest of a Covered Officer should not be placed improperly before the interest of the Funds and their shareholders.

         Each Covered Officer must not engage in conduct that constitutes an actual conflict of interest between the Covered Officer's personal interest and the interests of the Funds and their shareholders. Examples of actual conflicts of interest are listed below but are not exclusive. Each Covered Officer must not:

         - use his personal influence or personal relationships improperly to influence investment decisions or financial reporting by the Funds whereby the Covered Officer would benefit personally to the detriment of the Funds and their shareholders;
         - cause the Funds to take action, or fail to take action, for the individual personal benefit of the Covered Officer rather than the benefit of the Funds and their shareholders.
         - accept gifts, gratuities, entertainment or any other benefit from any person or entity that does business or is seeking to do business with the Funds DURING CONTRACT NEGOTIATIONS.
         - accept gifts, gratuities, entertainment or any other benefit with a market value over $100 per person, per year, from or on behalf of any person or entity that does, or seeks to do, business with or on behalf of the Funds.
              - EXCEPTION. Business-related entertainment such as meals, and tickets to sporting or theatrical events, which are infrequent and not lavish are excepted from this prohibition. Such entertainment must be appropriate as to time and place, reasonable and customary in nature, modest in cost and value, incidental to the business, and not so frequent as to raise any question of impropriety (Customary Business Entertainment).

         Certain situations that could present the appearance of a conflict of interest should be discussed with, and approved by, or reported to, an appropriate person. Examples of these include:

         - service as a director on the board or an officer of any public or private company, other than a USAA company or the Trust, must be approved by the USAA Funds' and IMCO's Code of Ethics Committee and reported to the Trust.
         - the receipt of any non-nominal (i.e., valued over $25) gifts from any person or entity with which a Trust has current or prospective business dealings must be reported to the Chief Legal Officer. For purposes of this Code, the individual holding the title of Secretary of the Trust shall be considered the Chief Legal Officer of the Trust.
         - the receipt of any business-related entertainment from any person or entity with which the Funds have current or prospective business dealings must be approved in advance by the Chief Legal Officer unless such entertainment qualifies as Customary Business Entertainment.
         - any ownership interest in, or any consulting or employment relationship with, any of the Trust's service providers, other than IMCO or any other USAA company, must be approved by the Chair/CEO of USAA and reported to the Trust's Board.
         - any material direct or indirect financial interest in commissions, transaction charges or spreads paid by the Funds for effecting portfolio transactions or for selling or redeeming shares other than an interest arising from the Covered Officer's employment, such as compensation or equity ownership should be approved by the Chair/CEO of USAA and reported to the Trust's Board.

III.     DISCLOSURE AND COMPLIANCE REQUIREMENTS

         - Each Covered Officer should familiarize himself with the disclosure requirements applicable to the Funds, and the procedures and policies implemented to promote full, fair, accurate, timely and understandable disclosure by the Trust.
         - Each Covered Officer should not knowingly misrepresent, or cause others to misrepresent, facts about the Funds to others, whether within or outside the Funds, including to the Funds' Trustees and auditors, and to government regulators and self-regulatory organizations.
         - Each Covered Officer should, to the extent appropriate within his area of responsibility, consult with other officers and employees of the Funds and IMCO with the goal of promoting full, fair, accurate, timely and understandable disclosure in the reports and documents filed by the Trust with, or submitted to, the SEC, and in other public communications made by the Funds.
         - Each Covered Officer is responsible for promoting compliance with the standards and restrictions imposed by applicable laws, rules and regulations, and promoting compliance with the
              USAA Funds' and IMCO's operating policies and procedures.
         -    A Covered Officer should not retaliate against any person who reports a potential violation of this Code in good faith.
         -    A Covered Officer should notify the Chief Legal Officer promptly if he knows of any violation of the Code. Failure to do so itself is a violation of this Code.

IV.      REPORTING AND ACCOUNTABILITY

         A. INTERPRETATION OF THE CODE. The Chief Legal Officer of the Trust is responsible for applying this Code to specific situations in which questions are presented under it and has the authority to interpret the Code in any particular situation. The Chief Legal Officer should consult, if appropriate, the USAA Funds' outside counsel or counsel for the Independent Trustees. However, any approvals or waivers sought by a Covered Officer will be reported initially to the Chair/CEO of USAA and will be considered by the Trust's Board of Trustees.

         B.     REQUIRED REPORTS

                -     EACH COVERED OFFICER MUST:
                      - Upon adoption of the Code, affirm in writing to the Board that he has received, read and understands the Code.
                      - Annually thereafter affirm to the Chief Legal Officer that he has complied with the requirements of the Code.

                -     THE CHIEF LEGAL OFFICER MUST:
                      - report to the Board about any matter or situation submitted by a Covered Officer for interpretation under the Code, and the advice given by the Chief Legal Officer;
                      - report annually to the Board and the Corporate Governance Committee describing any issues that arose under the Code, or informing the Board and Corporate Governance Committee that no reportable issues occurred during the year.

         C.       INVESTIGATION PROCEDURES

         The Funds will follow these procedures in investigating and enforcing this Code:

               - INITIAL COMPLAINT. All complaints or other inquiries concerning potential violations of the Code must be reported to the Chief Legal Officer. The Chief Legal Officer shall be responsible for documenting any complaint. The Chief Legal Officer also will report immediately to the President of the Trust (if the complaint involves the Treasurer), the Chairman/CEO of USAA and the Chair of the Trust's Audit Committee (if the complaint involves the President) any material potential violations that could have a material effect on the Funds' financial condition or reputation. For all other complaints, the Chief Legal Officer will report quarterly to the Board.
               - INVESTIGATIONS. The Chief Legal Officer will take all appropriate action to investigate any potential violation unless the Chair/CEO of USAA directs another person to undertake such investigation. The Chief Legal Officer may utilize USAA's Office of Ethics to do a unified investigation under this Code and USAA's Code of Conduct. The Chief Legal Officer may direct the Trust's outside counsel or the counsel to the Independent Trustees (if any) to participate in any investigation under this Code.
               - STATUS REPORTS. The Chief Legal Officer will provide monthly status reports to the Board about any alleged violation of the Code that could have a material effect on the Funds' financial condition or reputation, and quarterly updates regarding all other alleged violations of the Code.
               - VIOLATIONS OF THE CODE. If after investigation, the Chief Legal Officer, or other investigating person, believes that a violation of the Code has occurred, he will report immediately to the Chair/CEO of USAA the nature of the violation, and his recommendation regarding the materiality of the violation. If, in the opinion of the investigating person, the violation could materially affect the Funds' financial condition or reputation, the Chief Legal Officer also will notify the Chair of the Trust's Audit Committee.
                  The Chief Legal Officer will inform, and make a recommendation to, the Board, which will consider what further action is appropriate. Appropriate action could include: (1) review of, and modifications to, the Code or other applicable policies or procedures; (2) notifications to appropriate personnel of IMCO or USAA; (3) dismissal of the Covered Officer; and/or
                  (4) other disciplinary actions including reprimands or fines.
                  - The Board of Trustees understands that Covered Officers also are subject to USAA's Code of Business Conduct. If a violation of this Code also violates USAA's Code of Business Conduct, these procedures do not limit or restrict USAA's ability to discipline such Covered Officer under USAA's Code of Business Conduct. In that event, the Chairman of the Board of Trustees will report to the Board the action taken by USAA with respect to a Covered Officer.

V.       OTHER POLICIES AND PROCEDURES

         This Code shall be the sole code of ethics adopted by the Funds for purposes of Section 406 of the Act and the implementing regulations adopted by the SEC applicable to registered investment companies. If other policies and procedures of the Trust, IMCO, or other service providers govern or purport to govern the behavior or activities of Covered Officers, they are superseded by this Code to the extent that they overlap, conflict with, or are more lenient than the provisions of this Code. The USAA Funds' and IMCO's Joint Code of Ethics under Rule 17j-1 under the 1940 Act, and IMCO's more detailed compliance policies and procedures (including its Insider Trading Policy) are separate requirements applying to Covered Officers and other IMCO employees, and are not part of this Code. Also, USAA's Code of Conduct imposes separate requirements on Covered Officers and all employees of USAA, and also is not part of this Code.

VI.      AMENDMENTS

         Any amendment to this Code, other than amendments to Appendix A, must be approved or ratified by majority vote of the Board of Trustees.

VII.     CONFIDENTIALITY AND DOCUMENT RETENTION

         The Chief Legal Officer shall retain material investigation documents and reports required to be prepared under the Code for six years from the date of the resolution of any such complaint. All reports and records prepared or maintained pursuant to this Code will be considered confidential and shall be maintained and protected accordingly. Except as otherwise required by law or this Code, such matters shall not be disclosed to anyone other than the appropriate Board of Trustees and counsel for the Independent Trustees (if any), the Trust and its counsel, IMCO, and other personnel of USAA as determined by the affected Trust's Chief Legal Officer or the Chairman of the Board of Trustees.



Approved and adopted by IMCO's Code of Ethics Committee: June 12, 2003 Approved and adopted by the Boards of Directors/Trustees of USAA Mutual Fund, Inc., USAA Tax-Exempt Fund, Inc., USAA Investment Trust & USAA State Tax-Free
Trust: June 25, 2003.

Approved and adopted by the Board of Trustees of USAA Life Investment Trust:
August 20, 2003.

Approved and adopted as amended by IMCO's Code of Ethics Committee: August 15, 2005.

Approved and adopted as amended by the Boards of Directors/Trustees of USAA Mutual Fund, Inc., USAA Tax-Exempt Fund, Inc., USAA Investment Trust & USAA State Tax-Free Trust: September 14, 2005.

Approved and adopted as amended by the Board of Trustees of USAA Life Investment
Trust: December 8, 2005.

Approved and adopted as amended by IMCO's Code of Ethics Committee: August 16, 2006.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 13, 2006.

Approved and adopted by IMCO's Code of Ethics Committee:  August 28, 2007

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 20, 2007




                                   APPENDIX A
                                COVERED OFFICERS
                                ----------------

                                   PRESIDENT
                                   TREASURER

(a)(2). Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3). Not Applicable.

(b). Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b))is filed and attached hereto as Exhibit 99.906CERT.



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:  USAA MUTUAL FUNDS TRUST, Period Ended May 31, 2008

By:*     /s/ MARK S. HOWARD
         -----------------------------------------------------------
         Signature and Title:  Mark S. Howard, Secretary

Date:    07/24/2008
         ------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:*     /s/ CHRISTOPHER W. CLAUS
         -----------------------------------------------------
         Signature and Title:  Christopher W. Claus, President

Date:    07/28/2008
         ------------------------------


By:*     /s/ ROBERT GALINDO, JR.
         ----------------------------------------------------
         Signature and Title:  Robert Galindo, Jr., Treasurer

Date:    07/25/2008
         ------------------------------


*Print the name and title of each signing officer under his or her signature.